UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIGHTBRIDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022

Lightbridge Corporation

PROXY STATEMENT

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 27, 2022

Fellow Stockholders:

On behalf of the Board of Directors, I invite you to join our 2022 Annual Meeting of Stockholders on Thursday, October 27, 2022 at 11 a.m. Eastern Time. The annual meeting is a virtual meeting. Please refer to the Notice of Annual Meeting of Stockholders for instructions on how to access the virtual annual meeting.

The enclosed Notice of Annual Meeting of Stockholders and proxy statement describe the proposals to be considered and voted upon at the meeting. I encourage you to review the proxy materials and vote as soon as possible even if you are planning to join the virtual annual meeting on October 27, 2022. You may vote by telephone, over the Internet, or, if you receive these materials by mail, by completing, signing, dating, and returning the enclosed proxy card or voting instruction form.

We hope that all stockholders will attend the virtual meeting. Whether or not you plan to attend the virtual meeting, it is important that you be represented. Your vote is important to us.

Following the meeting, we will also review developments at Lightbridge and other items of general interest regarding the company.

On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support of Lightbridge Corporation. We hope you are safe and healthy.

Sincerely, Seth Grae President and Chief Executive Officer September 1, 2022

Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 USA 571.730.1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON October 27, 2022

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “annual meeting”) of Lightbridge Corporation, a Nevada corporation (the “Company”), will be held on Thursday, October 27, 2022 at 11 a.m., Eastern Time, for the following purposes:

1.	To elect the six persons named in the accompanying proxy statement to the Board of Directors of the Company;

2.	To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 13,500,000 to 25,000,000;

3.	To approve an amendment to the Lightbridge Corporation 2020 Omnibus Incentive Plan to increase the number of shares of common stock available for issuance thereunder 650,000 to 1,100,000;

4.

To ratify an amendment to the Amended and Restated Bylaws (the “Bylaws”) of the Company that provides that the holders of one-third of the outstanding shares of stock entitled to vote in person, by remote communication, or by proxy constitute a quorum at all meetings of our stockholders for the transaction of business, including at the annual meeting;

5.	To approve, on an advisory basis, our executive compensation;

6.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

7.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

If you owned our common stock at the close of business on August 29, 2022, you may attend and vote at the annual meeting.

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/LTBR2022 as described in the accompanying proxy statement. You will need to have your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to join the annual meeting. There will be no physical location for stockholders to attend, and you will not be able to attend the annual meeting in person.

Your vote is important. Whether or not you plan to attend the virtual meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing, and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

Thomas Graham, Jr. Chairman September 1, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 27, 2022

This Notice, our proxy statement and our 2021 Annual Report are available online at

http://materials.proxyvote.com/53224K

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider. Please read the entire proxy statement carefully before voting.

Lightbridge Corporation 2022 Annual Meeting of Stockholders

Date and Time:	Thursday, October 27, 2022 at 11 a.m., Eastern Time

Virtual Meeting:	This year’s meeting is a virtual stockholders meeting at www.virtualshareholdermeeting.com/LTBR2022

Annual Meeting Agenda
Proposal		Page Numbers	Board Recommendation
1.	Election of directors	31	FOR all nominees
2.	Approval of an amendment to the Articles of Incorporation of the Company to increase the authorized common shares	34	FOR
3.	Approval of an amendment to the 2020 Omnibus Incentive Plan	36	FOR
4.	Ratification of an amendment to the amended and restated bylaws of the Company to amend the definition of a quorum at all meetings of the Company’s stockholders	44	FOR
5.	Advisory vote on executive compensation	45	FOR
6.	Ratification of independent auditors	46	FOR

In addition, stockholders may be asked to consider any other business properly brought before the meeting.

Our Director Nominees

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Committee Membership
Name and Position	Director Since	Independent	Audit	Comp	ESG	Exec	Gov/Nom	Tech
Seth Grae, President, CEO, and Director	April 2006	No			☒	Chair		Chair
Thomas Graham, Jr., Chairman	April 2006	No				☒
Sweta Chakraborty, Director	September 2021	Yes			Chair		☒	☒
Jesse Funches, Director	August 2021	Yes	Chair	☒		☒	☒
Daniel B. Magraw, Director	October 2006	Yes	☒	☒	☒		Chair
Mark Tobin, Director	September 2021	Yes	☒	Chair				☒

Stockholder Outreach and Our Response

The Compensation Committee reviews executive compensation. At our 2021 annual meeting of stockholders, our advisory vote on executive compensation (the “say-on-pay vote”) received approval from 71.6% of the votes cast at the meeting, which was higher than the prior year’s 67.1% approval. Although an improvement from the prior year, the Compensation Committee is committed to engaging with and responding to stockholders with the objective of increasing stockholder support for our executive pay programs. While we have maintained a pay for performance philosophy in the past (more variable than fixed pay, annual incentives based on achievement of specific objectives, the use of appreciation-based stock options and restricted stock, etc.), the Compensation Committee felt it was critical to reach out directly to stockholders in order to understand the key drivers of the relatively low say-on-pay support and what actions the Compensation Committee might take to improve future vote results. As such, we met with stockholders and constituents to discuss executive compensation, corporate governance, and related matters.

As part of this process in 2021 and 2022, we contacted all of our major stockholders, accounting for an aggregate of approximately 20% of our shares outstanding at that time. Our outreach determined that shareholders were generally supportive of our compensation programs and overall design and that the use of an outside compensation advisory firm to determine compensation packages was an acceptable practice.

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PROXY STATEMENT SUMMARY

As part of our Board of Directors’ commitment to engagement with our stockholders, we evaluate and respond to the views voiced by our stockholders on a regular basis. This dialogue with our stockholders has led to the reaffirmation of, or enhancements to, certain of our corporate governance and executive compensation practices, which our Board believes are in the best interest of our Company and our stockholders.

The Compensation Committee adopts strategic corporate milestone goals, which align executives with long-term stockholder value creation and are used to inform the Compensation Committee’s annual incentive payout determinations. All of our named executive officers participate in the Lightbridge Corporation Employee Stock Purchase Plan (the “ESPP”), and all of the ESPP shares are acquired on the open market. In 2021, we issued restricted stock awards to our executives. This, along with the ESPP, help to build share ownership and retention holding power among our executives.

We disclose in our proxy statement the realizable value of equity compensation granted to our CEO (see below), in light of the difference between the amount reported in the total compensation column of the Summary Compensation Table and the value actually realized by our CEO. We continue to provide this disclosure in this proxy statement to more clearly illustrate the alignment of CEO pay outcomes and stockholder value.

We plan to continue our outreach to our stockholders and continue to refine our stockholder engagement process to connect with our stockholders.

The table below provides a comparison of the value of compensation elements for the CEO disclosed in the Summary Compensation Table from 2017-2021 and the compensation actually realizable by the CEO. The table illustrates that the CEO’s stock option grants have limited realizable value over the 5-year period, which is aligned with the stockholder experience.

Summary Compensation Table compensation consists of (i) actual base salary; (ii) actual bonus received; and (iii) the fair value of all long-term incentive awards on the date of grant, calculated in accordance with the reporting requirements for the Summary Compensation Table. Realizable pay consists of (i) actual base salary; (ii) actual bonus received; and (iii) the intrinsic value of long-term incentive awards granted in each year from 2017 to 2021, valued on December 31, 2021.

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Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 USA 571.730.1200

2022 PROXY STATEMENT

The Board of Directors (the “Board”) of Lightbridge Corporation, a Nevada corporation (the “Company,” “Lightbridge” or “we”) is furnishing this proxy statement and the accompanying proxy to you to solicit your proxy for the 2022 Annual Meeting of Stockholders (the “annual meeting”). The annual meeting will be held on Thursday, October 27, 2022 at 11 a.m., Eastern Time. The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You are receiving this proxy statement and our annual report because our Board is soliciting your proxy to vote your shares at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares. The Company is making this proxy statement and the accompanying proxy first available on or about September 1, 2022.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the proposals described in this proxy statement. As in prior years, these proposals include, among others, the election of directors, an advisory vote on our executive compensation, and the ratification of the appointment of the Company’s independent registered public accounting firm (which we sometimes refer to as the “independent auditors”). In addition, we are asking stockholders to approve an increase to the number of shares of common stock authorized for issuance in our Articles of Incorporation and an increase to the number of shares of common stock authorized for issuance under our 2020 Omnibus Incentive Plan. We are also asking stockholders to ratify an amendment made to the Company’s bylaws, which amendment became effective on November 4, 2021 and provides that the holders of one-third of the outstanding shares of stock entitled to vote in person, by remote communication, or by proxy constitute a quorum at all meetings of our stockholders for the transaction of business, including at this annual meeting.

Who can attend the annual meeting?

All stockholders of record at the close of business on August 29, 2022, the record date, or their duly appointed proxies, may attend the annual meeting.

How can I attend the annual meeting?

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a stockholder of the Company as of the close of business on August 29, 2022, the record date. If your shares are held in the name of a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee in order to participate in the virtual annual meeting. No physical meeting will be held.

You will be able to attend the virtual annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LTBR2022. You also will be able to vote your shares online by attending the annual meeting by webcast. To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your 16-digit control number or otherwise vote through the broker, bank or other holder of record. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting.

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In our desire to ensure that the virtual annual meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board of Directors and management both at the time of registration and during the annual meeting. Stockholders may submit questions during the annual meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the annual meeting, subject to time constraints and in accordance with the rules of conduct for the annual meeting. We will also post on our investor relations page at www.ltbridge.com/investors responses to questions relevant to meeting matters that are not answered during the annual meeting due to time constraints.

The virtual online meeting will begin promptly at 11 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

The Board has decided to hold the annual meeting as a virtual-only meeting this year in light of the public health and travel concerns arising in connection with the evolving coronavirus (COVID-19) pandemic, and to support the health and well-being of our stockholders, directors, employees, and communities.

In the event that the logistics of the annual meeting are further impacted by developments related to or stemming from this pandemic, we will announce such information as promptly as practicable. Please monitor our website at www.ltbridge.com for updated information. As always, we encourage you to vote your shares prior to the meeting.

What if I have technical difficulties or trouble accessing the virtual annual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting website. If you encounter any difficulties accessing the virtual annual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the annual meeting login page.

What proposals will be voted on at the annual meeting?

Stockholders will vote on six proposals at the annual meeting:

•	Proposal 1 — The election of directors;

•	Proposal 2 — Approval of an amendment to the Articles of Incorporation of the Company to increase the authorized common shares;

•	Proposal 3 — Approval of an amendment to the 2020 Omnibus Incentive Plan;

•	Proposal 4 — Ratification of an amendment to the amended and restated bylaws of the Company to amend the definition of a quorum at all meetings of the Company’s stockholders;

•	Proposal 5 — An advisory vote on our executive compensation; and

•	Proposal 6 — The ratification of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

In addition, stockholders may transact other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

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What are the Board’s recommendations?

Our Board of Directors recommends that you vote:

•	FOR the election of each of the nominated directors;

•	FOR approval of an amendment to the Articles of Incorporation of the Company to increase the number of shares of authorized common stock;

•	FOR approval of an amendment to the 2020 Omnibus Incentive Plan to increase the number of shares of common stock available for issuance thereunder;

•	FOR ratification of an amendment to the amended and restated bylaws of the Company to amend the definition of a quorum at all meetings of the Company’s stockholders;

•	FOR approval of our executive compensation; and

•	FOR ratification of our independent auditors.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy card, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on August 29, 2022, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 11,310,218 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are considered, with respect to those shares, the “stockholder of record.” This proxy statement and our annual report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy statement and the annual report have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote before the meeting?

If you are a stockholder of record, you may vote by proxy before the meeting through one of the following three methods:

•	By Telephone — Stockholders located in the United States can vote by telephone by calling the number listed on the enclosed proxy card and following the instructions.

•	By Internet — You can vote over the Internet by going to the link provided on the enclosed proxy card and following the instructions.

•	By Mail — You can vote by mail by signing, dating, and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on October 26, 2022.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting will also be offered to stockholders owning shares through certain banks and brokers.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as recommended by the Board of Directors, as set forth above under “What are the Board’s recommendations?”

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May I vote at the virtual annual meeting?

You are entitled to vote your shares online by attending the annual meeting only if you are a stockholder as of the close of business on August 29, 2022, the record date. To participate in the annual meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your 16-digit control number or otherwise vote through the broker, bank, or other holder of record.

What constitutes a quorum?

A quorum is the presence, at the virtual meeting or by proxy, of the holders of one-third of the shares of the common stock entitled to vote. A quorum is required for the transaction of business at the annual meeting. Under Nevada law, an abstaining vote and a “broker non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a “broker non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.” Proposal 2 (approval of an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock) and Proposal 5 (ratification of auditors) involve matters that we believe will be considered routine under the relevant securities exchange rules. The “routine” treatment of these proposals does not affect the seriousness with which we treat them. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization.

What is required to approve each item?

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For Proposal 1 (election of directors), a plurality of the votes cast is required for the election of directors. This means that the six director nominees receiving the greatest number of FOR votes will be elected to the Board of Directors. You may vote FOR or WITHHOLD with respect to the election of directors. Only votes FOR are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker non-votes are not counted for purposes of the election of directors.

•

For Proposal 2 (approval of an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock), the affirmative vote of the majority of the voting power of the shares issued and outstanding as of the record date is required to approve the proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against the proposal.

•

For each of Proposal 3 (approval of an amendment to our 2020 Omnibus Incentive Plan to increase the number of shares of common stock available for issuance thereunder), Proposal 4 (ratification of an amendment to our amended and restated bylaws to reduce the threshold necessary to establish a quorum at all meetings of the Company’s stockholders), Proposal 5 (advisory vote on executive compensation), Proposal 6 (ratification of independent auditors) and any other business that may properly come before the annual meeting, the number of affirmative votes cast in favor of the proposal must exceed the number of votes cast against the proposal for approval of each proposal. Abstentions and broker non-votes are not counted for purposes of Proposal 3, Proposal 4, Proposal 5 or Proposal 6 or any other business that may properly come before the annual meeting.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you submit an executed proxy, but do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth above under “What are the Board’s recommendations?” In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

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Can I change my vote or revoke my proxy?

Yes. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	submitting a written notice of revocation of your proxy by mail to:

Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 Attention: Corporate Secretary

•	submitting a properly signed proxy card bearing a later date to the address immediately above;

•	voting over the Internet or by telephone per the instruction included herein; or

•	voting at the meeting using the electronic voting options during the live webcast.

What does it mean if I receive more than one proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone or through the Internet using each personal identification number you are provided, or complete, sign, and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Computershare Trust Company at (800) 962-4284.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling, and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the annual meeting.

How are proxies solicited?

In addition to the solicitation of proxies by mail, our officers, directors, employees, and agents may solicit proxies by written communication, telephone, or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers, and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock. We have engaged Advantage Proxy, Inc. to assist us with the solicitation of proxies for the annual meeting. We expect to pay Advantage Proxy, Inc. approximately $7,500, plus expenses, for its services.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 Attention: Corporate Secretary

•	by calling our Corporate Secretary at 571-730-1200.

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If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request household mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials, and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail, to:

Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 Attention: Corporate Secretary

•	by telephone at 571-730-1200.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names of our current directors, all of whom, except for Victor E. Alessi, are standing for reelection, and our executive officers, their ages as of August 29, 2022, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position with Lightbridge	Director Since
Seth Grae	59	President, CEO and Director	April 2006
Thomas Graham, Jr.	88	Chairman	April 2006
Victor E. Alessi	82	Director	August 2006
Sweta Chakraborty	38	Director	September 2021
Jesse Funches	74	Director	August 2021
Daniel B. Magraw	75	Director	October 2006
Mark Tobin	48	Director	September 2021
Larry Goldman	65	Chief Financial Officer and Corporate Secretary	—
Andrey Mushakov	45	Executive Vice President, Nuclear Operations	—

Board Diversity Matrix (As of August 29, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Name	Position with Lightbridge and Principal Occupations
Seth Grae

Mr. Grae was named the President and Chief Executive Officer of the Company on March 17, 2006 and, effective April 2, 2006, became a director of the Company. Mr. Grae has led Lightbridge’s business efforts to develop and deploy advanced nuclear fuel technologies and to provide comprehensive advisory services based on safety, non-proliferation, and transparency for emerging commercial nuclear power programs.

Mr. Grae is a member of the Civil Nuclear Energy Advisory Committee to the U.S. Secretary of Commerce and the board of directors of the Nuclear Energy Institute and the Virginia Nuclear Energy Consortium. He is a member of the Nuclear Security Working Group, the Nuclear Energy and National Security Coalition, the Working Group on Climate, Nuclear, and Security Affairs of the Council on Strategic Risks, and is a member the Dean’s Advisory Council at the Washington College of Law at American University. Mr. Grae has served as Vice Chair of the Governing Board of the Bulletin of the Atomic Scientists, as Co-Chair of the American Bar Association’s Arms Control and Disarmament Committee, and as a member of the Board of Directors of the Lawyers Alliance for World Security. He earned a B.A. (cum laude) from Brandeis University; an M.B.A. and an L.L.M. in international law (with honors) from Georgetown University; and a J.D. from American University.

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Thomas Graham, Jr.

Ambassador Graham became a director of the Company on April 2, 2006, was made Executive Chairman of the Board and Corporate Secretary on April 4, 2006 and has served as non-Executive Chairman of the Board since May 1, 2020. He is one of the world’s leading experts on nuclear non-proliferation and has served as a senior U.S. diplomat involved in the negotiation of every major international arms control and non-proliferation agreement involving the United States during the period from 1970 to 1997, including the Strategic Arms Limitations Talks (the Interim Agreement on Strategic Offensive Arms and the Anti-Ballistic Missile Treaty, and the SALT II Treaty), the Strategic Arms Reduction Talks (START Treaty), the Intermediate Nuclear Forces Treaty, the Nuclear Non-Proliferation Treaty Extension, the Conventional Armed Forces in Europe Treaty, and the Comprehensive Test Ban Treaty. In 1993, Ambassador Graham served as the Acting Director of the U.S. Arms Control and Disarmament Agency (ACDA), and for seven months in 1994 served as the Acting Deputy Director. From 1994 through 1997, he served as the Special Representative of the President of the United States for Arms Control, Non-Proliferation and Disarmament with the rank of Ambassador, and in this capacity successfully led U.S. government efforts to achieve the permanent extension of the Nuclear Non-Proliferation Treaty in 1995. He also served for 15 years as the general counsel of ACDA.

Ambassador Graham worked on the negotiation of the Chemical Weapons Convention and the Biological Weapons Convention. He drafted the implementing legislation for the Biological Weapons Convention and managed the Senate approval of the ratification of the Geneva Protocol banning the use in war of chemical and biological weapons. Mr. Graham served as a member of the International Advisory Board for the nuclear program of the United Arab Emirates from 2009 to 2017. He is also Chairman of the Board of CanAlaska Uranium Ltd. of Vancouver, Canada, a uranium exploration company. In 2019, he was selected as Co-chair of the Nuclear Energy and National Security Coalition of the Atlantic Council and was elected to the Editorial Board of the Marine Corps University Press.

Ambassador Graham received an A.B. in 1955 from Princeton University and a J.D. in 1961 from Harvard Law School. He is a member of the Kentucky, District of Columbia, and New York bar associations and is a member of the Council on Foreign Relations. He chaired the Committee on Arms Control and Disarmament of the American Bar Association from 1986-1994. Ambassador Graham received the Trainor Award for Distinction in Diplomacy from Georgetown University in 1995 and the World Order Under Law award from the International Law Section of the American Bar Association in 2007. He has taught at a number of universities as an adjunct professor including the University of Virginia Law School, Georgetown University Law Center, Georgetown University School of Foreign Service, the University of Washington, the University of Tennessee, Stanford University, and Oregon State University. He has published twelve books including non-fiction books, such as Disarmament Sketches in 2002, Spy Satellites in 2007, The Alternate Route: Nuclear Weapon Free Zones and Seeing the Light, the Case for Nuclear Power in the 21st Century in 2017, and Unending Crisis in 2012, as well as two novels.

Victor E. Alessi

Dr. Alessi became a director of the Company on August 23, 2006 and is not a nominee for election at the annual meeting. Dr. Alessi, who holds a Ph.D. in nuclear physics, is President Emeritus of the United States Industry Coalition (USIC), an organization dedicated to facilitating the commercialization of technologies of the New Independent States (NIS) of the former Soviet Union through cooperation with its members. Prior to becoming President Emeritus, Dr. Alessi held the positions of CEO and President of USIC. Previously, he was President of DynMeridian, a subsidiary of DynCorp, specializing in arms control, non-proliferation, and international security affairs. Before joining DynMeridian in early 1996, Dr. Alessi was the Executive Assistant to the Director, U.S. Arms Control and Disarmament Agency (ACDA). At ACDA he resolved inter-bureau disputes and advised the director on all arms control and non-proliferation issues. Dr. Alessi served as Director of the Office of Arms Control and Nonproliferation in the Department of Energy (DOE) prior to his work at ACDA, overseeing all DOE arms control and non-proliferation activities. As a senior DOE representative, Dr. Alessi participated in U.S. efforts that led to the successful conclusion of the Intermediate Nuclear Forces (INF), Conventional Forces in Europe, Threshold Test Ban, Peaceful Nuclear Explosions, Open Skies, Strategic Arms Reductions Talks Treaties, and the Chemical Weapons Convention. In this role, he was instrumental in implementing the U.S. unilateral nuclear initiative in 1991 and was a member of the U.S. delegation discussing nuclear disarmament with Russia and other states of the former Soviet Union. He was in charge of DOE’s support to the U.N. Special Commission on Iraq, to the Nunn-Lugar Initiative, and represented DOE in discussions on the Comprehensive Test Ban (CTB) with the other nuclear weapons states before the CTB negotiations began in Geneva in 1994. Dr. Alessi served as the U.S. board member to the International Science and Technology Center in Moscow since its founding in 1992 until 2011, and as a member of the Board of Directors of Valley Forge Composite Technologies, Inc. from 2008 until 2013. He was the U.S. board member to the Science and Technology Center in Ukraine. Dr. Alessi is a 1963 graduate of Fordham University, where he also earned a licentiate in Philosophy (Ph.L.) in 1964. He studied nuclear physics at Georgetown University, receiving his M.S. in 1968 and Ph.D. in 1969.

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Sweta Chakraborty

Dr. Chakraborty became a director of the Company in September 2021. Dr. Chakraborty is a globally recognized risk and behavioral scientist and an expert on risks ranging from climate change to COVID-19. She has spent the last 15 years advising government agencies on science and technology policy, specifically incorporating behavioral science in programmatic design and delivery, communication, and engagement activities. Dr. Chakraborty currently serves as the President and Executive Board Member of We Don’t Have Time, a Sweden-based tech start-up, which roles she has held since 2015. Since 2020, Dr. Chakraborty has also served as the Chair of the Policy Action Unit of Top Tier Impact Group, a policy institute focused on addressing the world’s most pressing issues, including those related to energy and climate. Prior to her time at Top Tier Impact Group, Dr. Chakraborty served as Associate Director of the Institute on Science for Global Policy from 2015 to 2018, where she used her experience to develop scientific consensus and deliver evidence-based policy recommendations to policymakers. From 2013 to 2014, Dr. Chakraborty was a cognitive scientist and project lead at Lootok Ltd., where she designed and implemented internal and external communication strategies informed by behavioral science in collaboration with Fortune 100 global companies, such as Mars Inc., Novartis, and PVH Corp.

Dr. Chakraborty earned a B.S. in Decision Science from Carnegie Mellon University, a Ph.D. in Behavioral Science from Kings College London, and completed post-doctorate work at Oxford University.

Dr. Chakraborty is regularly interviewed on major international news media outlets, including CNN, the BBC, Fox News, Sky News, and ABC. She was a keynote speaker at SXSW 2019, 2020, and 2021 and a speaker at TEDxCalgary 2020. Dr. Chakraborty has written extensively in peer-reviewed journals, contributed op-eds to publications like The Hill, and is currently working on her second book on adaptation to global risks. She directed a non-partisan science and technology policy institute and communicated its primary findings and policy recommendations to global stakeholders, ranging from the public to policymakers. She created and led a U.S. based live, weeklong virtual production for Earth Day 2020’s 50th Anniversary broadcast to 140 countries during the COVID-19 lockdown, resulting in a daily reach of more than two million. She produced and co-hosted the popular weekly radio show and podcast “Risky Behavior” and launched and hosted “The Climate and Security” Podcast and a special series on nuclear matters as a fellow for The Center for Climate and Security. In September 2021, Dr. Chakraborty co-authored a piece featured on Morning Consult titled: IPCC Report Underscores Why the United States Must Embrace Nuclear Power to Avoid a Climate Disaster.

Jesse Funches

Mr. Funches became a director of the Company in August 2021. Mr. Funches has more than three decades of regulatory experience in the nuclear energy space. Since 2012, Mr. Funches has been an independent consultant providing services related to the nuclear industry, regulatory costs and related issues. From 2008 to 2017, Mr. Funches worked as a consultant for the Company, providing strategic advice and assistance to a foreign government regarding the establishment, administration and operations of an effective nuclear regulatory authority tasked with regulating and licensing all nuclear energy activities and civilian use of radioactive materials. From 2007 to 2008, Mr. Funches was a senior consultant at Talisman International, LLC, where he provided consulting services to the U.S. civilian nuclear industry on regulatory costs. Prior to his time at Talisman International, LLC, Mr. Funches served various roles at the U.S. Nuclear Regulatory Commission, including as Chief Financial Officer from 1997 to 2007, Deputy Controller from 1990 to 1997, director in several offices within the U.S. Nuclear Regulatory Commission from 1981 to 1990 and as the assistant to the Chairman and Commissioner of the U.S. Nuclear Regulatory Commission from 1978 to 1981. Before his time at the U.S. Nuclear Regulatory Commission, Mr. Funches served as an analyst in the Office of the Secretary of Defense from 1973 to 1978.

Mr. Funches earned a B.S. in Mathematics from Jackson State University, an M.S. in Applied Mathematics from the University of Illinois, and an MBA from Loyola College.

Mr. Funches has won numerous awards throughout his career. In addition to winning the 2004 Donald L. Scantlebury Memorial Award (the federal government’s highest award for excellence in financial management), Mr. Funches is a three-time recipient of the Presidential Rank Award for Meritorious Senior Executives and a two-time winner of the NRC’s Distinguished Service Award. Mr. Funches was also an active member of the Federal Chief Financial Officers Council, a collection of senior-level officials working to improve government-wide financial issues.

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Daniel B. Magraw

Mr. Magraw became a director of the Company on October 23, 2006. Mr. Magraw is a leading expert on international environmental law and policy, as well as on international human rights. Mr. Magraw has served as a Senior Fellow and Professorial Lecturer at the Foreign Policy Institute at Johns Hopkins School of Advanced International Studies since 2011 and is President Emeritus of the Center for International Environmental Law (CIEL). He is also a member of the Secretary of State’s Advisory Committee on International Law, is Co-Chair of Human Rights Watch’s Advisory Committee on Human Rights and Environment and serves as a consultant to the United Nations and is on the Board of Trustees of the Universal Rights Group, a human rights think tank in Geneva, Switzerland.

Mr. Magraw was the President and CEO of CIEL from 2002-2010. From 1992-2001, he was Director of the International Environmental Law Office of the U.S. Environmental Protection Agency, during which time he also served at the White House (2000-2001) and as Acting Assistant Administrator of the EPA’s Office of International Activities. He was a member of the Trade and Environment Policy Advisory Committee to the Office of the U.S. Trade Representative (TEPAC) from 2002-2010, chaired the American Bar Association (ABA) Section of International Law’s Task Force on Carta de Foresta, was a member of the U.S. Department of State Study Group on International Business Transactions, and was chair of the 15,000-member Section of International Law and Practice of the ABA. He practiced international law, constitutional law, and bankruptcy law at Covington & Burling in Washington, DC from 1978-1983.

Mr. Magraw is a widely published author in the field of international law and has received many awards. He graduated from Harvard University with High Honors in Economics, where he was student body president, and from the University of California, Berkeley Law School, where he was editor-in-chief of the law review.

While working as an economist for the Peace Corps in India from 1968 to 1972, Mr. Magraw helped develop and manage the largest and most successful cooperative of its type (wholesale, retail, furniture manufacturing, and food processing) in India.

Mark Tobin

Mr. Tobin became a director of the Company in September 2021. Mr. Tobin is a global finance and strategy executive with over 24 years of experience in international investment banking and public company leadership. Currently, Mr. Tobin serves as Chief Financial Officer of National Underground Group, a leading provider of underground infrastructure services, a position he has held since 2021, and sits on the board of data storage solutions provider Qualstar Corporation, where he has served as a director since 2021, and previously sat on the board of Innovation Pharmaceuticals Inc. where he served as a director from April 2015 through December 2018.

Prior to his time at National Underground Group, Mr. Tobin served as Chief Financial Officer of global industrial printer manufacturer Printronix, from 2017 to 2021. From 2013 to 2017, Mr. Tobin served as executive vice president and Chief Financial Officer of Nanoflex Power Corporation, a publicly listed solar technology company. Prior to that, Mr. Tobin served as Director of Research and as a Senior Research Analyst at Roth Capital Partners, where he oversaw equity research on hundreds of small-cap public companies, publishing research on publicly traded energy infrastructure companies including nuclear power, wind power, solar power, and electric transmission and distribution. Mr. Tobin began his career as an officer in the United States Air Force, overseeing advanced technology development programs and representing the U.S. as a NATO delegate. He graduated with honors from the U.S. Air Force Academy with a Bachelor of Science in Management and received an MBA from the University of Pittsburgh.

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Larry Goldman

Mr. Goldman, a certified public accountant, was appointed the Chief Financial Officer of the Company on September 1, 2018 and was made Corporate Secretary on May 1, 2020. Prior to his appointment, Mr. Goldman had been working with Lightbridge as a consultant since 2006 and served as the Company’s Chief Accounting Officer since 2015. From 1985 to 2004, Mr. Goldman was an Audit Assurance Partner for Livingston Wachtell & Co., LLP, a New York City CPA firm, with over 20 years’ experience in assurance, tax and advisory services. Since September 2004, Mr. Goldman had also provided consulting services to numerous public companies on various financial projects and has government contracting accounting experience.

Mr. Goldman has an M.S. degree in Taxation from Pace University and Bachelor’s degree in Business Administration with a concentration in Accounting. Mr. Goldman is a member of the New York State Society of CPAs and serves on its CFO Committee. He served on the SEC Practice Committee and the Management Consulting Committee. He has been published in the New York CPA Journal. He is a member of the American Institute of Certified Public Accountants.

Andrey Mushakov

Dr. Mushakov oversees the nuclear fuel technology division of Lightbridge Corporation and is an expert in cost modeling and the economics of the nuclear fuel cycle. He has been with Lightbridge since 2000, and in 2018 was named executive vice president for nuclear operations.

Over the years, he has led a number of strategic initiatives for Lightbridge that have resulted in collaborative agreements and joint development projects relating to Lightbridge’s metallic fuel technology. More recently, he oversaw a successful team effort that resulted in two separate voucher awards from the U.S. Department of Energy’s GAIN program to support development of Lightbridge fuel in collaboration with Idaho National Laboratory and Pacific Northwest National Laboratory. The collaborative project under the GAIN Voucher with INL was successfully completed in 2021 and included experiment design for irradiation of Lightbridge metallic fuel material samples in the Advanced Test Reactor at INL. The collaborative project under the second GAIN Voucher with PNNL is currently underway and includes demonstration of Lightbridge’s nuclear fuel casting process using depleted uranium, a key step in the manufacture of Lightbridge Fuel™.

Dr. Mushakov has been a featured speaker at international conferences and panels on nuclear fuel technology, including the Wharton Energy Conference and the World Nuclear Fuel Cycle Conference.

He earned a Ph.D. in economics from St. Petersburg State University of Economics and Finance, an M.S. degree in management from Hult International Business School, and a B.S. degree in banking and finance from the Financial University under the Government of the Russian Federation.

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CORPORATE GOVERNANCE

Our corporate governance practices and policies are designed to promote stockholder value. We are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor, and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, as well as the emerging best practices of other companies. Our current corporate governance guidelines are available on the Company’s website www.ltbridge.com.

The Board and Committees of the Board

The Company is governed by the Board, which currently consists of seven members: Seth Grae, Thomas Graham, Victor Alessi, Sweta Chakraborty, Jesse Funches, Daniel Magraw and Mark Tobin. Victor Alessi is not a nominee for election at the annual meeting. The Board has established six committees: the Audit Committee, the Compensation Committee, the Environmental Social and Governance (ESG) Committee, the Executive Committee, the Governance and Nominating Committee, and the Technology Committee. Each of the Audit Committee, Compensation Committee, and Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board met six times in 2021. The Board has adopted a written charter for each of its committees. The written charters are available on the Company’s website www.ltbridge.com. Each director attended at least 75% of all meetings of the Board of Directors and each committee on which he or she served during 2021. Pursuant to the Company’s corporate governance guidelines, directors are encouraged to attend the annual meeting of stockholders, and four directors attended the Company’s 2021 annual meeting.

Governance Structure

The Company has chosen to separate the roles of the Chairman of the Board and the Chief Executive Officer. We have chosen to implement such a governance structure to allow our Chief Executive Officer the ability to focus the majority of his time and efforts on the day-to-day operations of the Company. We believe that this governance structure has served the Company’s stockholders well over the years.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of these internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees, and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

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The Board implements its risk oversight function both as a whole and through its committees. Much of the work is delegated to various committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Business Conduct and Ethics. The Audit Committee members meet separately with representatives of the independent auditing firm.

•

The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that Mr. Alessi, Dr. Chakraborty, Mr. Funches, Mr. Magraw, and Mr. Tobin are independent as defined in applicable SEC and Nasdaq rules and regulations, and that each constitutes an “Independent Director” as defined in Nasdaq Listing Rule 5605. Such members constitute a majority of the entire Board.

Audit Committee

Our Audit Committee consists of Mr. Funches, Mr. Magraw, and Mr. Tobin, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company. Mr. Funches is chair of the Audit Committee and an audit committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K;

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	annually reviewing and reassessing the adequacy of our Audit Committee charter;

•	meeting separately and periodically with management and our internal and independent auditors;

•	reporting regularly to the full Board; and

•	such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

The Audit Committee met four times during 2021.

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Compensation Committee

Our Compensation Committee consists of Mr. Funches, Mr. Alessi, and Mr. Tobin, each of whom is “independent” as that term is defined under the Nasdaq listing standards. Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. The Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and making recommendations to the Board with respect to the compensation of our directors;

•

reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and setting the compensation level of our Chief Executive Officer based on this evaluation; and

•

reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Under its charter, the Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

The Compensation Committee met five times during 2021.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Mr. Alessi, Dr. Chakraborty, and Mr. Magraw, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The Governance and Nominating Committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, diversity, experience, and availability of service to us;

•	identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

•	monitoring compliance with our Code of Business Conduct and Ethics.

Each of Mr. Funches, Dr. Chakraborty, and Mr. Tobin joined the Board of Directors after the Company’s 2021 annual meeting of stockholders. The Governance and Nominating Committee identified these individuals as potential director nominees as follows: (i) Mr. Funches worked as a consultant for the Company from 2008 to 2017, providing strategic advice and assistance to a foreign government regarding the establishment, administration and operations of an effective nuclear regulatory authority tasked with regulating and licensing all nuclear energy activities and civilian use of radioactive materials, and both the Company’s management and the directors were familiar with Mr. Funches as a result; (ii) Dr. Chakraborty is a globally recognized risk and behavioral scientist and an expert on risks from climate change, having advised government agencies on science and technology policy, specifically incorporating behavioral science in programmatic design and delivery, communication, and engagement activities and was submitted as a candidate by Company’s management to the Governance and Nominating Committee; and (iii) Mr. Tobin was submitted as a candidate by Company management to the Governance and Nominating Committee because he is a global finance and strategy executive in international investment banking and public company leadership, he published equity research on publicly traded energy infrastructure companies including nuclear power, wind power, solar power, and electric transmission and distribution and as an officer in the U.S. military oversaw advanced technology development programs and represented the U.S. as a NATO delegate.

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Each candidate’s biography was reviewed by the Governance and Nominating Committee with the intention that each candidate bring a unique perspective to benefit our shareholders and management. Interviews of these director candidates were conducted by members of the Governance and Nominating Committee. These interviews confirmed that candidates met the qualifications and criteria, and possessed the skills to serve as a director of the Company. Further reference checks were conducted with respect to each candidate as needed. Background checks were conducted for each candidate, including checks on criminal history, credit and past bankruptcies, SEC violations and/or sanctions, work history and education. Independence questionnaires were completed by the candidates and reviewed by the Company, the Governance and Nominating Committee and the Company’s legal counsel to ensure candidates meet the requirements to be an independent director for the Board, Audit Committee, Compensation Committee and the Governance and Nominating Committee. This review also ensures the candidates’ positions do not conflict in any material way with Company business. Upon the completion of these procedures, the Governance and Nominating Committee concluded that each candidate is well qualified to serve on the Company’s Board and its committees and meets the independence requirements defined in appliable Nasdaq and SEC rules and regulations..

Our Governance and Nominating Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders; however any nominees proposed by our stockholders will be considered on the same basis as nominees proposed by the Board. If you or another stockholder want to submit a candidate for consideration to the Board, you may submit your proposal to our Corporate Secretary:

•	by sending a written request by mail to:

Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 Attention: Corporate Secretary

•	by calling our Corporate Secretary at 571-730-1200.

The Governance and Nominating Committee met six times during 2021.

Environmental, Social and Governance Committee

Our Environmental, Social, and Governance (ESG) Committee consists of Dr. Chakraborty, Mr. Magraw, and Mr. Grae. The purpose of the ESG Committee is to support the Company’s commitment to environmental, corporate social responsibility, corporate governance, and other public policy matters relevant to the Company. Considering the nature of the Company as a nuclear technology firm, the ESG Committee seeks to assist the Board of Directors in evaluating how the Company can contribute to the following goals through its operations:

•	preventing climate change;

•	preventing the proliferation of nuclear weapons;

•	promoting the transition to clean energy;

•	promoting diversity and human rights not just within, but beyond the Company; and

•	advancing transparency in the nuclear power industry.

The ESG Committee met one time during 2021.

Technology Committee

Our Technology Committee consists of Mr. Grae, Dr. Chakraborty, and Mr. Tobin. The Technology Committee provides oversight with respect to sensitive information and technologies the Company may hold from time to time.

The Technology Committee did not meet during 2021.

Executive Committee

Our Executive Committee consists of Mr. Funches, Mr. Grae, and Mr. Graham. The Executive Committee of the Company exercises the power of the Board between regular meetings of the Board and when timing is critical. The Executive Committee also assists the Board in fulfilling its oversight responsibility with respect to management-level staff, outside service providers, third-party vendors, and sensitive information potentially subject to export controls.

The Executive Committee meet one time during 2021.

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Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to the Company’s directors, officers, and employees. A copy of this policy is available via our website at https://www.ltbridge.com/investors/corporate-governance/governance-documents. The contents of the Company’s website are not incorporated by or made a part hereof for any purpose.

During the fiscal year ended December 31, 2021, there were no waivers of our Code of Business Conduct and Ethics. We intend to disclose future amendments to the Code of Business Conduct and Ethics or any waivers of its requirements on our website.

Transactions with Related Persons

None of our directors, director nominees, executive officers, 5% stockholders, or immediate family members of such persons has been involved in any transactions with us, which are required to be disclosed pursuant to Item 404 of Regulation S-K.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA, for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials, or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee, or the specific director, as applicable.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and greater-than-10% stockholders to file forms with the SEC to report their ownership of Lightbridge shares and any changes in ownership. We have reviewed all forms filed electronically with the SEC. Based on that review and on written information given to us by our executive officers and directors, we believe that all of our directors and executive officers filed the required reports on a timely basis under Section 16(a) during 2021, except for Jesse Funches, who on October 4, 2021 filed a Form 3 that was due August 14, 2021, and Seth Grae, Larry Goldman and Andrey Mushakov, each of whom filed a Form 4 on April 5, 2021 that was due April 2, 2021.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this section, we discuss our compensation philosophy and describe the compensation program for our senior executives. We also explain how the Compensation Committee determines compensation for our senior executives and its rationale for specific 2021 decisions. In addition, we discuss numerous changes the Compensation Committee has made to our program over the past several years to advance its fundamental objective: aligning our executive compensation with the long-term interests of our stockholders.

The Compensation Discussion and Analysis describes the compensation of the following named executive officers (“NEOs”):

Name	Title
Seth Grae	President, Chief Executive Officer, and Director
Andrey Mushakov	Executive Vice President, Nuclear Operations
Larry Goldman	Chief Financial Officer

Executive Summary

Our executive compensation program is designed to attract and retain qualified management personnel, to align our management’s interests with that of our stockholders, and to reward exceptional organizational and individual performance. Performance of our executives is evaluated based on financial and non-financial goals that balance achievement of short-term goals related to the continued development of the Company’s fuel technology and business and long-term goals that seek to maximize stockholder value.

2021 Say-on-Pay Results and 2022 Compensation Changes

At our 2021 annual meeting of stockholders, our advisory vote on executive compensation (the “say-on-pay vote”) received approval from 71.6% of the votes cast at the meeting, which was higher than the prior year’s 67.1% approval. Although an improvement from the prior year, the Compensation Committee is committed to engaging with and responding to stockholders with the objective of increasing stockholder support for our executive pay programs. While we have maintained a pay for performance philosophy in the past (more variable than fixed pay, annual incentives based on achievement of specific objectives, the use of appreciation-based stock options and restricted stock, etc.), the Compensation Committee felt it was critical to reach out directly to stockholders in order to understand the key drivers of the relatively low say-on-pay support and what actions the Compensation Committee might take to improve future vote results. As such, we met with stockholders and constituents to discuss executive compensation, corporate governance, and related matters.

As part of this process in 2021 and 2022, we contacted all of our major stockholders, accounting for an aggregate of approximately 20% of our shares outstanding at that time. Our outreach determined that shareholders were generally supportive of our compensation programs and overall design and that the use of an outside compensation advisory firm to determine compensation packages was an acceptable practice.

As part of our Board of Directors’ commitment to engagement with our stockholders, we evaluate and respond to the views voiced by our stockholders on a regular basis. This dialogue with our stockholders has led to the reaffirmation of, or enhancements to, certain of our corporate governance and executive compensation practices, which our Board believes are in the best interest of our Company and our stockholders.

The Compensation Committee adopts strategic corporate milestone goals, which align executives with long-term stockholder value creation and are used to inform the Compensation Committee’s annual incentive payout determinations. All of our named executive officers participate in the Lightbridge Corporation Employee Stock Purchase Plan (the “ESPP”), and all of the ESPP shares are acquired on the open market. In 2021, we issued restricted stock awards to our executives. This along with the ESPP helps to build share ownership and retention holding power among our executives.

We disclose in our proxy statement the realizable value of equity compensation granted to our CEO (see below), in light of the difference between the amount reported in the total compensation column of the Summary Compensation Table and the value actually realized by our CEO. We continue to provide this disclosure in this proxy statement to more clearly illustrate the alignment of CEO pay outcomes and stockholder value.

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We have and plan to continue our outreach to stockholders and continue to refine our stockholder engagement process to connect with our stockholders.

2021 Accomplishments

The Company achieved significant strategic goals during 2021 including, without limitation:

•

We were awarded a second voucher from the U.S. Department of Energy’s (DOE) GAIN program in 2021 to support development of Lightbridge Fuel™ in collaboration with Pacific Northwest National Laboratory (PNNL). The scope of the project was to demonstrate Lightbridge’s nuclear fuel casting process using depleted uranium, a key step in the manufacture of Lightbridge Fuel™. On July 14, 2021, the Company executed a Cooperative Research and Development Agreement with the Battelle Memorial Institute, Pacific Northwest Division, the operating contractor of the PNNL, in collaboration with the DOE. The project commenced in the third quarter of 2021 and is expected to be completed by end of 2022. This second GAIN voucher demonstrates the DOE’s support of Lightbridge’s development of its advanced nuclear fuel technologies.

•

Lightbridge demonstrated the co-extrusion process for the three-lobed, six-foot rods using nuclear-grade zirconium alloy in the cladding and in the displacer, and surrogate metallic materials that mimic important characteristics of uranium and zirconium alloy contained in our metallic nuclear fuel rods. This demonstration of Lightbridge’s proprietary manufacturing process uses an internally developed and patented high-temperature coextrusion process. The six-foot length of the surrogate rods is the typical length of the fuel rods used by the small modular reactors (SMRs) now in development and licensing. Future fabrication of HALEU rodlets for loop irradiation testing in the Advanced Test Reactor, and ultimately commercial-length HALEU fuel rods, will use similar processing techniques to create Lightbridge Fuel™. Performing these initial fabrication development activities with surrogate materials allows Lightbridge to use a broader range of suppliers and is a cost-effective approach as it does not require uranium material.

•

We expanded our patent portfolio by successfully obtaining 7 new patents in 2021 in the United States and other key countries. The new patents will help safeguard the Company’s intellectual property, which is an integral component of the Company’s plans to monetize the Lightbridge Fuel™ technology.

Philosophy of Our Compensation Program

Our compensation program is centered around a philosophy that focuses on alignment of interests between management and stockholders, management retention, and pay for performance. There is now keen competition for personnel with knowledge in the nuclear industry. We believe this philosophy allows us to compensate our NEOs competitively, while simultaneously ensuring continued development and achievement of key business strategy goals. The Compensation Committee firmly believes that our pay-for-performance philosophy should recognize both short- and long-term performance and should include both cash and equity compensation arrangements that are supported by strong corporate governance, including active and effective oversight by the Compensation Committee.

To that end, we have implemented the following policies and practices:

•

Significant “At-Risk” Compensation. A significant portion of NEO target compensation is granted in equity (i.e. stock options, restricted stock units (RSUs) and restricted stock awards (RSAs) with vesting provisions) and is “at-risk”. Actual cash bonuses and equity grants in any year are made based on the Compensation Committee’s assessment of Lightbridge and individual executive performance in that year. Additionally, the value of equity awards closely tracks Lightbridge’s share price, providing further, long-term alignment with stockholder value. Including the equity awards, the percentages are 36% salary, 26% bonus and 38% equity for the NEOs. The realizable pay analysis, provided below, illustrates the at-risk nature of Lightbridge’s executive pay programs for the CEO.

•

Short-Term Incentive Compensation. The short-term incentive compensation component of our compensation program includes an annual bonus, payable in cash and/or equity awards, upon the achievement of specific planned performance goals pursuant to a corporate performance scorecard approved by the Compensation Committee in the first quarter of each year, that is then ratified by the full Board of Directors. Such bonus serves as a vehicle for incentivizing and motivating our employees towards achieving annual strategic performance objectives.

•

Long-Term Incentive Compensation. The long-term incentive compensation component of our compensation program was delivered as restricted stock awards in 2021. RSAs vest ratably over three years. RSAs were granted to provide long-term retention of NEOs, while building executive outright ownership of Lightbridge shares to further align the economic interests of Lightbridge’s officers with stockholders.

•	Fixed Compensation. The fixed compensation elements of our compensation program include a base salary and retirement, health, life, and disability insurance benefits.

•	No Perquisites. We do not provide any perquisites, whether cash or otherwise, to our NEOs.

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Pay for Performance and Realizable Compensation

One way to demonstrate our pay-for-performance alignment is to review “realizable pay,” which is an updated valuation of the compensation that could be realized by our executives, as compared to the value of compensation awarded as reported in our Summary Compensation Table, which immediately follows this Compensation Discussion and Analysis. Because a significant amount of our executive compensation includes long-term equity incentive compensation, the amount of compensation that an executive can “realize” based on prior awards fluctuates over time based on our stock price.

The accompanying compensation chart illustrates the 5-year aggregate realizable pay for Mr. Grae, our Chief Executive Officer, valued at the end of 2021, in contrast to the five-year aggregate total direct compensation amount reflected under the reporting requirements for the Summary Compensation Table. The value of equity awards included in the Summary Compensation Table is based on the grant date fair value of such awards, which is highly dependent on the price and volatility of our common stock at the time of grant. Due to the significant at risk nature of historical stock option grants made to Mr. Grae, “realizable” compensation for Mr. Grae is 10% lower than the amounts shown in the Summary Compensation Table and long-term incentive realizable value is 35% lower than the grant-date fair value over the aggregate 2017-2021 period. Most of Lightbridge's equity awards are currently valued below their grant-date value but provide significant incentive to create shareholder value as Lightbridge works to commercialize its next generation nuclear fuel technology.

We believe the chart below provides a useful supplemental perspective to assist our stockholders in understanding our executive compensation program, as it demonstrates how the value of compensation realizable by our CEO is tied to the performance of the Company.

Summary Compensation Table compensation consists of (i) actual base salary; (ii) actual bonus received; and (iii) the fair value of all long-term incentive awards on the date of grant, calculated in accordance with the reporting requirements for the Summary Compensation Table. Realizable pay consists of (i) actual base salary; (ii) actual bonus received; and (iii) the intrinsic value of long-term incentive awards granted in each year from 2017 to 2021 valued on December 31, 2021.

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Objectives of Our Compensation Plan

The Compensation Committee has outlined the following objectives for compensation of our NEOs and considers such objectives in making compensation decisions:

Objective	Description
Attraction and Retention

We provide competitive compensation to our NEOs and tie a significant portion of compensation to time-based vesting requirements, helping to ensure that we can continue to attract key management personnel and retain such personnel.

Pay for Performance	A significant portion of each NEO’s compensation is “at-risk” or variable, based on our performance and stock price.
Pay Mix	We use a variety of fixed-pay and incentive compensation forms, including cash, stock, and options.
Competitive Packages	We evaluate our compensation program in an effort to provide a competitive compensation package to each NEO that takes into account their responsibilities, performance, and organization.

How Executive Compensation is Determined

Role of the Compensation Committee

The Compensation Committee of the Board oversees the Company’s executive compensation programs. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to the NEOs and any of the Company’s other officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each member of the Compensation Committee is both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”). No Compensation Committee member participates in any of the Company’s employee compensation programs. Each year the Company reviews any and all relationships that each director has with the Company, and the Board of Directors subsequently reviews these findings. The responsibilities of the Compensation Committee, as stated in its charter, include the following:

•	review and make such recommendations to the Board of Directors as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

•	review and approve the corporate goals and objectives that may be relevant to the compensation of the Company’s NEOs;

•	evaluate the performance of the NEOs in light of the goals and objectives that were set and determine and approve the compensation of the NEOs based on such evaluation; and

•	review and approve the recommendations of the CEO with regard to the compensation of all officers of the Company other than the CEO.

Role of Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to engage, retain, and terminate any consultant, as well as approve the consultant’s fees, scope of work, and other terms of engagement. For both 2020 and 2021, the Compensation Committee retained Pay Governance LLC as its independent advisor. Pay Governance advises and consults with the Compensation Committee on compensation issues and the composition of the Company’s peer group, and keeps the Compensation Committee apprised of competitive practices related to executive compensation. In 2021 Pay Governance assisted the Compensation Committee in the design, structure, and implementation of the current annual executive compensation program, review of the compensation peer group, and director compensation program. Pay Governance does not determine the exact amount or form of executive compensation for any executive officers. Pay Governance reports directly to the Compensation Committee, and a representative of Pay Governance, when requested, attends meetings of the Compensation Committee, is available to participate in executive sessions and communicates directly with the Compensation Committee Chair or its members outside of meetings. Pay Governance does no other work for the Company.

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Role of Management

The Compensation Committee considers input from the CEO when making executive compensation decisions for the other officers and employees of the Company. The CEO’s input is useful because the CEO reviews and observes the performance of the officers and employees at the Company. The Compensation Committee and Board of Directors approve the compensation of the CEO.

Performance Goals

The Compensation Committee believes that a significant portion of each NEO’s compensation should be tied to the Company’s performance. The Company considers overall corporate performance measures performance based on certain operational and financial objectives as described on page 18 to broadly inform compensation decisions. In 2021, the Company considered the following performance milestones in determining the short-term incentive payouts: increase market capitalization; keep spending on corporate overhead, including outside professional fees, on budget; execute on key fuel development milestones; secure additional US government funding support for our project; complete one or more pre-determined strategic corporate initiatives; and meet certain individual goals. Performance goals have changed from time to time and will continue to change as the condition of the Company and its fuel technology evolve.

Peer Group Analysis

The Company has historically evaluated its compensation program against the programs at other companies in order to ensure its compensation program is competitive. With the assistance of Pay Governance, the peer companies were reviewed and updated based on (i) revenue scope within a reasonable range, (ii) market capitalization within a reasonable range of the Company’s market capitalization, (iii) R&D expenditure within a reasonable range of the Company’s R&D expenditure, and (iv) companies focused on nuclear, energy, or renewable energy technologies and services. In 2021, again with the assistance of Pay Governance, the peers were reviewed for continued appropriateness and no changes were made to the composition of the peer group, other than the removal of Superconductor Technologies Inc., which merged with another entity in 2021. The 2020 and 2021 peer group consist of the following companies:

•	Aemetis, Inc.	•	Altimmune, Inc.
•	American Superconductor Corporation	•	Beam Global (formerly Envision Solar International, Inc.)
•	Capstone Turbine Corporation	•	Centrus Energy Corp.
•	CVD Equipment Corporation	•	Gevo, Inc.
•	GSE Systems, Inc.	•	NVE Corporation
•	Ocean Power Technologies, Inc.	•	Perma-Fix Environmental Services
•	Research Frontiers Incorporated	•	Superconductor Technologies Inc. (1)
•	Uranium Energy Corp.	•	Westwater Resources, Inc.

(1) Superconductor Technologies Inc. was removed from the peer group in 2021.

The Compensation Committee reviewed compensation data for the peer group at the 25th, 50th, and 75th percentiles and considers the competitive data as one factor in setting compensation levels for the named executive officers.

Executive Compensation Elements

Overview and Compensation Mix

The following table illustrates the principal elements of the Company’s executive compensation program, each of which is evaluated and updated on an annual basis by the Compensation Committee:

Pay Element	Characteristics	Primary Objective
Base Salary	Annual fixed cash compensation	Attract and retain qualified and high performing executives
Short-Term Compensation	Annual performance-based bonus payable in cash or equity awards	Incentivize our NEOs to achieve short-term goals
Long-Term Compensation	Restricted Stock Awards	Retain our NEOs, build stock ownership, and align their interests with the interests of our stockholders

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Target Compensation Mix for CEO and other Named Executive Officers

The majority of all target compensation for the CEO and other named executive officers is variable.

In addition to the above-mentioned elements, the Company also provides a retirement, health, and welfare benefit component to the executive compensation program.

The 2021 and 2022 compensation mix for the Company’s NEOs demonstrates the Company’s philosophy regarding significant long term and performance-based compensation. The following is a summary of the components of the compensation policy for the Company’s NEOs.

Fixed Compensation

Base Salary. The Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities and takes into account competitive market compensation paid by comparable companies. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executives. In each case, the Compensation Committee takes into account each officer’s (i) current and prior compensation, (ii) scope of responsibilities, (iii) experience, (iv) comparable market salaries and (v) the Company’s achievement of performance goals (both financial and non-financial). The Compensation Committee also (x) has the opportunity to meet with the officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual’s performance and (y) reviews reports of the CEO presented to the Compensation Committee, evaluating each of the other officers, including a review of their contributions and performance over the past year, strengths, weaknesses, development plans and succession potential.

In November 2021, after taking into account the above-mentioned factors, historical base salaries, the performance of the NEOs, and the Company’s need to preserve capital, the Compensation Committee approved a 3% increase in the base salaries of Mr. Grae, Dr. Mushakov, and Mr. Goldman, as follows:

Name and Title	2021 Base Salary	2022 Base Salary	2021 to 2022 Increase
Seth Grae, President and CEO	$501,854	$516,910	3.0%
Andrey Mushakov, EVP, Nuclear Operations	$313,004	$322,394	3.0%
Larry Goldman, CFO	$289,573	$298,260	3.0%

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For more information about the 2021 base salaries for each of our NEOs, please see the 2021 Summary Compensation Table below.

Short-Term Incentive Compensation

The Compensation Committee has established a short-term incentive (STI) program pursuant to which each of the NEOs may earn a cash or stock-based bonus upon the achievement of individualized or Company-wide performance expectations. The target value of the award was established at 50% of base salary in the case of each of Mr. Grae, Dr. Mushakov, and Mr. Goldman.

The Compensation Committee annually determines the actual payout of STI awards based on pre-determined weighted specific performance goals for Lightbridge and each individual’s contribution to the Company’s development milestones. In 2021, the Company considered the following performance milestones, based on pre-determined performance target metrics with the maximum performance target metric increasing the STI scorecard weight by 150%: increase market capitalization (weighted 20% and the maximum scorecard performance target metric was met); keep spending on corporate overhead, including outside professional fees, on budget (scorecard weight was 25% and the maximum scorecard performance target metric was met); execute on key fuel development milestones (scorecard weight was 10% and the scorecard target performance metric was met); secure additional US government funding support for our project (scorecard weight was 5% and the scorecard target performance metric was met); complete one or more pre-determined strategic corporate initiatives and meet certain individual goals (scorecard weight was 40% and each member management’s maximum scorecard performance target metrics was met).

Lightbridge’s Compensation Committee approved the annual incentive payments to Lightbridge’s named executive officers as described in the bonus column of the Summary Compensation Table based on the milestones summarized above and the Compensation Committee’s assessment of each individual executive’s contribution to Lightbridge’s operational progress in 2021.

Name and Title	2021 Target Bonus (50% of Salary)	2021 Actual Cash Bonus ($ Value)	2021 Actual Cash Bonus (% of Target)
Seth Grae, President and CEO	$258,455	$368,298	142.5%
Andrey Mushakov, EVP, Nuclear Operations	$161,197	$229,706	142.5%
Larry Goldman, CFO	$149,130	$212,510	142.5%

Long-Term Incentive Compensation

Historically, Lightbridge has delivered long-term incentives to named executive officers through stock option awards and restricted stock units. In 2021, Lightbridge delivered long-term incentive compensation as restricted stock awards vesting ratably over three years. RSAs were granted to provide long-term retention of NEOs, while building executive outright ownership of Lightbridge shares to further align the economic interests of Lightbridge’s officers with its stockholders. Lightbridge’s 2021 RSA grant values represent a focus on having a percentage of executive pay contingent on performance after the stockholders approved additional shares for grant under the 2020 Omnibus Incentive Plan at the 2021 annual meeting.

Name and Title	2021 LTI Grant (shares)
Seth Grae, President and CEO	48,355
Andrey Mushakov, EVP, Nuclear Operations	30,158
Larry Goldman, CFO	27,901

For 2021, Lightbridge is reporting 5-year realizable pay for the CEO on page 22 of the Compensation Discussion and Analysis, which illustrates that the stock option awards granted to the CEO in the past five years currently have limited realizable value. The outstanding stock options continue to provide potential for financial gains for executives if Lightbridge’s share price appreciates, and thus significant motivation to move Lightbridge’s operations towards commercial success.

Retirement, Health, Life, and Disability Insurance Benefits

The Company offers a variety of health and other insurance and retirement programs to all eligible employees. The NEOs generally are eligible for the same benefit programs on the same basis as the rest of the Company’s employees. The Company’s health insurance programs include medical, dental, and vision coverage. In addition to the foregoing, the NEOs are eligible to participate in a defined contribution profit sharing plan (the “401(k) plan”) that is administered by a committee of trustees appointed by the Company. All employees are eligible to participate in the 401(k) plan. In 2021, the Company made 100% matching contributions for all full-time employees with immediate vesting.

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Perquisites

We do not provide any perquisites, whether cash or otherwise, to our NEOs. We feel that our executive compensation program, particularly given the Company’s capital needs, provides our NEOs with competitive compensation such that we do not need to provide any perquisites to achieve the goals of our executive compensation program.

Employment Agreements

On August 8, 2018, the Company entered into employment agreements with each of Mr. Grae, Dr. Mushakov, and Mr. Goldman, which in the case of Mr. Grae and Dr. Mushakov replaced employment agreements entered into during 2006, and which in the case of Mr. Goldman became effective September 1, 2018. The employment agreements provide for an initial annual base salary of $459,268, $286,443 and $265,000 for each of Mr. Grae, Dr. Mushakov and Mr. Goldman, respectively, and establish a target annual bonus of 50% of base salary for each executive with the amount of any such bonus to be determined by the Compensation Committee on the achievement of performance goals that are established by the Compensation Committee. In addition, each of Mr. Grae, Dr. Mushakov, and Mr. Goldman is eligible to earn an annual long-term incentive award, subject to the Compensation Committee’s discretion to grant such awards, based upon a target award opportunity equal to 50% of base salary, and subject to attainment of such goals, criteria, or targets established by the Compensation Committee in respect of each such calendar year.

Each employment agreement provides that if the executive’s employment is terminated or not extended by the Company without “cause,” or terminated by the executive for “good reason” (each as defined in the employment agreement), then, subject to the terms and conditions of the employment agreement, the executive will be entitled to certain severance payments and benefits. In the case of Mr. Grae, the employment agreement provides for payments equal to two times Mr. Grae’s base salary and target bonus for the calendar year in which the termination occurs, payable over 12 months, plus an amount equal to the prorated target bonus for the current year, payable in a lump sum. However, if such termination occurs upon or within 24 months of a “change of control” (as defined in the employment agreement), Mr. Grae will receive a lump sum payment equal to three times his base salary and target bonus for the calendar year in which the termination occurs, plus an amount equal to the prorated target bonus for the current year, and all of Mr. Grae’s equity awards will immediately fully vest, with any outstanding performance-based equity awards becoming fully vested based on the target level of performance. In the case of Dr. Mushakov and Mr. Goldman, the employment agreements provide for payments equal to the executive’s base salary and target bonus for the calendar year in which the termination occurs, payable over 12 months, plus an amount equal to the prorated target bonus for the current year, payable in a lump sum. However, if such termination occurs upon or within 24 months of a “change of control,” each of Dr. Mushakov and Mr. Goldman will receive a lump sum payment equal to two times his base salary and target bonus for the calendar year in which the termination occurs, plus an amount equal to the prorated target bonus for the current year, and all of the executive’s equity awards will immediately fully vest, with any outstanding performance based equity awards becoming fully vested based on the target level of performance.

Each employment agreement has an initial five-year term and will automatically be extended for additional one-year terms upon the expiration of the initial term unless either party provides notice of non-renewal to the other. The employment agreements provide standard benefits and contain routine confidentiality, non-competition, non-solicitation and non-disparagement provisions.

Each of Mr. Grae, Dr. Mushakov, and Mr. Goldman will also be entitled to continued benefits under the Company’s medical, dental and vision plans for a period of up to 12 months upon termination outside of a change of control and for a period of up to 18 months upon termination within 24 months following a change of control.

Tax Considerations

The Compensation Committee considers the anticipated tax treatment to the Company when determining executive compensation and routinely seeks to structure its executive compensation program in a way that preserves the deductibility of compensation payments and benefits. It should be noted, however, that the Compensation Committee considers many factors in determining executive compensation and, similarly, there are many factors that may affect the deductibility of executive compensation. In order to maintain the flexibility to be able to compensate NEOs in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a strict policy that all executive compensation must be deductible.

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No Hedging, Pledging or Short Sales Transactions Permitted

The Company’s Code of Business Conduct and Ethics prohibits all officers, directors, and other persons designated by the Audit Committee from engaging in hedging transactions designed to offset decreases in the market value of the Company’s securities or otherwise investing in options, warrants, stock appreciation rights, put or call option contracts, straddles, or similar rights relating to the Company’s securities. In addition, the Code of Business Conduct and Ethics prohibits such persons from pledging any Company securities as collateral for a loan, engaging in short sales of Company securities, or purchasing the Company’s securities on margin.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on review and discussions, the Compensation Committee recommended to the Board the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Victor E. Alessi

Jesse Funches

Mark Tobin

2021 Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by, or paid to our named executive officers (NEOs) for services rendered in all capacities during the noted periods.

Name	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Seth Grae	2021	504,364	368,298	516,910	26,000	1,415,572
CEO, President and Director	2020	489,673	244,654	213,855	26,000	974,182

Andrey Mushakov	2021	314,569	229,706	322,394	19,500	886,169
EVP, Nuclear Operations	2020	305,407	152,589	142,570	19,500	620,566

Larry Goldman	2021	291,021	212,510	298,260	26,000	827,791
CFO and Corporate Secretary	2020	282,545	141,167	142,570	26,000	592,282

________

(1)

Restricted stock units (fully vested) and restricted stock awards vesting ratably over three years. The amounts reported in the Stock Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation-Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the stock awards, please see Note 7 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(2)	Consists of the Company’s 401(k) matching contributions.

The 2021 stock awards consist of restricted stock awards granted to each of Mr. Grae, Dr. Mushakov, and Mr. Goldman relating to 48,355, 30,158, and 27,901 shares, respectively. These RSAs awards contain a performance-based accelerated vesting provision and a service-based vesting provision. These awards were granted November 18, 2021, and vest ratably over a three-year period commencing on the grant date. The Compensation Committee decided to grant RSAs to the NEOs in 2021, rather than RSUs as had been done historically, to build share ownership levels among management and promote retention, and the Compensation Committee intends to continue granting RSAs going forward.

The 2020 stock awards consist of restricted stock units granted to each of Mr. Grae, Dr. Mushakov and Mr. Goldman relating to 79,500, 53,000 and 53,000 shares, respectively, which awards were granted October 28, 2020 and which were originally scheduled to vest ratably over a three-year period commencing on the grant date. On November 4, 2021, the Compensation Committee accelerated the vesting of the remaining unvested restricted stock units to increase each NEO’s ownership stake in the Company and to align more closely the interests of the NEOs with the interests of the Company’s stockholders.

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Outstanding Equity Awards at Fiscal Year End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity incentive plan awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Seth Grae	6,303	—	75.60	04/08/2025
	772	—	75.60	08/12/2025
	17,430	—	55.20	11/20/2025
	18,199	—	18.48	11/09/2026
	40,233	—	12.60	10/26/2027
	28,216	—	10.80	08/06/2028
	16,146	—	3.82	12/02/2029
					48,355	320,352	(1)

Andrey Mushakov	3,069	—	75.60	04/08/2025
	650	—	75.60	08/12/2025
	10,067	—	55.20	11/20/2025
	11,351	—	18.48	11/09/2026
	25,093	—	12.60	10/26/2027
	17,598	—	10.80	08/06/2028
	10,070	—	3.82	12/02/2029
					30,158	199,797	(1)

Larry Goldman	1,104	—	75.60	04/08/2025
	231	—	75.60	08/12/2025
	5,449	—	55.20	11/20/2025
	4,469	—	18.48	11/09/2026
	13,785	—	12.60	10/26/2027
	16,281	—	10.80	08/06/2028
	9,317	—	3.82	12/02/2029
					27,901	184,844	(1)

________

(1)

Restricted stock awards with performance-based and service-based vesting provisions, with the service-based vesting provision being one-third vesting on each of the first three anniversaries of the date of grant, on November 18, 2022, 2023 and 2024. The market value of restricted stock awards reported is calculated by multiplying the number of shares by our stock price on the grant date of $10.69 per share.

Potential Payments upon Termination or Change in Control

Please see above under “—Employment Agreements” for a description of potential payments upon termination or a change in control to each of Mr. Grae, Dr. Mushakov and Mr. Goldman pursuant to their employment agreements. Each of Mr. Grae, Dr. Mushakov, and Mr. Goldman will also be entitled to continued benefits under the Company’s medical, dental and vision plans for a period of up to 12 months upon termination outside of a change of control and for a period of up to 18 months upon termination within 24 months following a change of control.

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Equity Incentive Plans

The 2020 Omnibus Incentive Plan permits the grant of the following (collectively, the “Awards”): (i) nonqualified stock options and incentive stock options (collectively, “Options”); (ii) restricted stock awards and restricted stock units; (iii) performance awards; and (iv) other stock-based awards. This component of compensation is intended to reinforce management’s commitment to long term improvements in our performance.

The purpose of the 2020 Omnibus Incentive Plan is to enable us to obtain and retain services of the eligible participants, which is essential to our long-term success. The granting of Options and other Awards under the 2020 Omnibus Incentive Plan is intended to promote our long-term financial interests and growth of our Company by attracting and retaining management and other personnel and key service providers with the training, experience, and ability to enable them to make a substantial contribution to the success of our business. Moreover, the 2020 Omnibus Incentive Plan aims to align the interests of eligible participants with those of our shareholders through opportunities for increased equity-based ownership in the Company.

Under the Company’s 2006 Stock Plan, 2015 Equity Incentive Plan, each as amended, and the 2020 Omnibus Incentive Plan the Board or the Compensation Committee may accelerate the vesting of awards outstanding thereunder upon a change in control of the Company. The Board or the Compensation Committee may also provide for the payment of the cash value of the awards in connection with a change in control under circumstances specified in the plans.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our 2020 Omnibus Incentive Plan, 2015 Equity Incentive Plan, and 2006 Stock Plan as of December 31, 2021.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities Remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	922,437	18.51	59,573
Equity compensation plans not approved by security holders	—	—	—
Total	922,437	18.51	59,573

________

(1)

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect shares that will be issued upon the vesting of outstanding restricted stock awards.

Director Compensation

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during fiscal 2021. Mr. Grae was not compensated for his service as a director in 2021. Mr. Funches, who serves as chair of the Audit Committee, is paid $50,000 annually, and Mr. Alessi, Dr. Chakraborty, Mr. Magraw, and Mr. Tobin are each paid $45,000 annually for their service on the Board. Mr. Graham, who serves as Chairman of the Board, is paid $60,000 annually. Ms. Townsend, who resigned from the Board in 2021, was paid $33,333 in 2021. Dr. Chakraborty, Mr. Funches, and Mr. Tobin became directors during 2021. Directors are reimbursed for out of pocket expenses incurred as a result of their participation on our Board. For fiscal 2022 each director’s annual compensation increased by $10,000.

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In addition, the directors, excluding Ms. Townsend, were each awarded shares of stock with a grant date fair value of $35,000 in November 2021, which shares were issued in November 2021 for Mr. Alessi, Dr. Chakraborty, Mr. Funches, and Mr. Magraw and in January 2022 for Mr. Graham and Mr. Tobin.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Victor Alessi	45,000	35,000	80,000
Sweta Chakraborty(2)	11,250	35,000	46,250
Jesse Funches	20,833	35,000	55,833
Thomas Graham, Jr.	60,000	35,000	95,000
Daniel Magraw	45,000	35,000	80,000
Mark Tobin	11,250	35,000	46,250
Kathleen Kennedy Townsend	33,333	—	33,333

________

(1)

For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the stock awards, please see Note 7 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(2)	Dr. Chakraborty’s payments are made directly to her company, Adopt to Thrive.

As of December 31, 2021, Mr. Alessi, Mr. Graham, and Mr. Magraw each held stock options to purchase 11,388 shares of common stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of August 29, 2022 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each named executive officer, (iii) each of our directors and nominees, and (iv) all of our current executive officers and directors as a group. The percentage of beneficial ownership is based on 11,310,218 shares of common stock outstanding as of August 29, 2022. The address of each executive officer, director and nominee is care of Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. Except as explained in the footnotes to the following table, each person listed, and the members of the group, had sole voting power and sole investment power with respect to the shares shown. None of the shares are subject to pledge.

Name	Common Stock Held Directly		Stock Options(1)	Total Beneficial Ownership	Percent of Common Stock
Seth Grae	126,412	(2)	127,299	253,711	2.2%
Larry Goldman	63,691		50,636	114,327	1.0%
Andrey Mushakov	73,611		77,898	151,509	1.3%
Victor Alessi	8,850		11,388	20,238	*
Sweta Chakraborty	3,274		—	3,274	*
Jesse Funches	3,274		—	3,274	*
Thomas Graham, Jr.	11,551	(3)	11,388	22,939	*
Daniel Magraw	9,422		11,388	20,810	*
Mark Tobin	1,774		—	1,774	*
Current Directors and Executive Officers as a Group (nine people)	301,859		289,997	591,856	5.1%

________

* Denotes less than 1% of the outstanding shares of common stock.

(1)	Consists of shares that may be acquired under stock options that are currently exercisable or will become exercisable within 60 days of August 29, 2022.
(2)	Includes 5,082 shares of common stock held by Mr. Grae’s spouse.
(3)	Includes 334 shares of common stock held by Mr. Graham’s spouse.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” within the meaning of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Funches qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of SEC Regulation S-K, as Mr. Funches has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financial reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2021, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with Company management; (2) discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (3) received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Members of the Audit Committee:

Jesse Funches

Daniel B. Magraw

Mark Tobin

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PROPOSAL 1 – ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors. There are currently seven directors serving on the Board. At the annual meeting, six directors will be elected, as Victor Alessi is not a nominee for election. The individuals who have been nominated for election to the Board at the annual meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the annual meeting, the holders of the proxies solicited by this proxy statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. Directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below unless the proxy card is marked otherwise.

The Board recommends a vote FOR the election of the nominees listed below.

Nominees

The names, positions with the Company, and ages as of August 29, 2022 of the individuals who are our nominees for election as directors are:

Name	Age	Position with Lightbridge	Director Since
Seth Grae	59	President and CEO	April 2006
Thomas Graham, Jr.	88	Chairman	April 2006
Sweta Chakraborty	38	Director	September 2021
Jesse Funches	74	Director	August 2021
Daniel B. Magraw	75	Director	October 2006
Mark Tobin	48	Director	September 2021

General Information

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees. For information as to the shares of the common stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.

All directors will hold office until the next election of directors, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors, or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

Director Qualifications

Directors are responsible for overseeing the Company’s business, consistent with their fiduciary duty to stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes, and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

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In its assessment of each potential candidate, including those recommended by stockholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries, and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures, and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background, and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills, and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in various countries around the world and significant areas of future growth are located outside of the United States. The Company’s business is truly global and multicultural. Therefore, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. The Company’s business is multifaceted and involves complex financial transactions in various countries. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience as a chief executive officer or president. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and the nuclear industry should be represented on the Board. The Company’s business also requires compliance with a variety of regulatory requirements across a number of countries and relationships with various governmental entities. Therefore, the Board believes that governmental, political, or diplomatic expertise should be represented on the Board.

Summary of Qualifications of Directors

Set forth below are the specific qualifications, attributes, skills, and experiences of our directors.

Seth Grae

Mr. Grae’s service as the Company’s President and Chief Executive Officer and his extensive experience in the nuclear industry provide valuable insight to the Board about the Company and the nuclear power industry more generally.

Thomas Graham, Jr.

Mr. Graham’s service as Chairman of the Board of the Company and prior service as Executive Chairman of the Board, his experience as chairman of the board of several other companies, his extensive experience and knowledge related to nuclear non-proliferation, his knowledge of international law, and his experience as a senior US diplomat provide valuable insight to the Board about the Company, and about nuclear policy and international law more generally.

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Sweta Chakraborty

Dr. Chakraborty is a globally recognized risk and behavioral scientist and expert on risks ranging from climate change to COVID-19. She has spent the last 12 years advising government agencies on science and technology policy, specifically incorporating behavioral science in programmatic design and delivery, communication, and engagement activities. She has directly designed and implemented internal and external communication strategies informed by behavioral science in collaboration with Fortune 100 global companies.

Jesse Funches

Mr. Funches has more than three decades of regulatory experience, including ten years as Chief Financial Officer of the U.S. Nuclear Regulatory Commission (NRC). In that capacity, reporting to the Chairman, he served as a key member of the senior management team that set the strategic direction for the agency and addressed policy issues. He established internal controls and risk management, achieving an unqualified assurance statement on the federal version of Sarbanes Oxley. Mr. Funches liaised directly with Congress and the Office of Management and Budget on financial and regulatory program issues and oversaw all aspects of agency-wide budgeting, performance evaluation, and strategic planning. Mr. Funches worked closely with the agency’s chairman, commissioners, and program managers to license new power reactors and nuclear fuel cycle activities.

Daniel B. Magraw

Mr. Magraw’s experience as a director of the Company since October 2006, his expertise on international environmental law and policy and international business law, as well as his long history of leadership roles provide valuable insight to the Board about the Company, and about nuclear policy and international law more generally.

Mark Tobin

Mr. Tobin is a global finance and strategy executive with over 24 years of experience in international investment banking and public company leadership. Currently, Mr. Tobin serves as Chief Financial Officer at infrastructure services provider National Underground Group and serves on the board of data storage solutions provider Qualstar Corporation.

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PROPOSAL 2 – APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON SHARES FROM 13,500,000 TO 25,000,000

The Board of Directors has approved, subject to stockholder approval, an amendment (the “Amendment”) to our Articles of Incorporation to increase our authorized shares of common stock from 13,500,000 to 25,000,000. The increase in our authorized shares of common stock will become effective upon the filing of the Amendment to our Articles of Incorporation with the Nevada Secretary of State. If the Amendment to increase our authorized shares of common stock is approved by stockholders at the Annual Meeting, we intend to file the Amendment to our Articles of Incorporation as soon as practicable following the Annual Meeting.

The form of the text of the Amendment (which would be filed with the Nevada Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Outstanding Shares

Our Articles of Incorporation currently authorizes us to issue a maximum of 13,500,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. Our issued and outstanding securities, as of the record date are as follows:

Shares of Common Stock and Stock Equivalents Outstanding	As of August 29, 2022
Outstanding	11,310,218
Issuable upon exercise of options outstanding	508,799
Restricted award stock outstanding	188,588
Reserved for future grants, awards, and issuances under 2020 Omnibus Incentive Plan	77,721
Outstanding on a fully diluted basis(2)	12,085,326

Conversion of Preferred Stock

During 2021, the conversion of all shares of the Company’s Series A and Series B Preferred Stock further reduced the Company’s reserve of authorized shares of common stock. On October 29, 2021, the Company entered into an exchange agreement with General International Holdings, Inc., the holder of all of the outstanding Series A Preferred Stock, pursuant to which General International Holdings, Inc. delivered to the Company all of the outstanding Series A Preferred Stock in exchange for 262,910 shares of the Company’s common stock.

On December 3, 2021, the Company entered into a series of exchange agreements with all of the holders of the Company’s Series B Preferred Stock. Pursuant to these exchange agreements, the holders exchanged all outstanding Series B Preferred Stock for 522,244 shares of the Company’s common stock.

Purpose of the Proposal

The approval of the Amendment to the Articles of Incorporation to increase the authorized shares of common stock is important for the ongoing business of the Company, as the number of remaining shares of authorized, but unissued common stock may not be sufficient to support the Company’s ongoing business activities. Without additional authorized shares of common stock, (i) the Company may not be able to raise additional financing, which is needed to fund our ongoing nuclear fuel development, (ii) the Company may not be able to attract and retain key employees, officers, and directors, and (iii) the Company may not be able to make possible strategic acquisitions, although no such acquisitions are currently contemplated.

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The increase in the number of authorized shares of common stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers, and directors, to make stock-based acquisitions, and for other general corporate purposes, and we intend to use the additional shares of common stock that will be available to undertake any such issuances. Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company’s capitalization. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. The Company is therefore requesting its stockholders approve this proposal to amend its Articles of Incorporation to increase the authorized shares of common stock.

Rights of Additional Authorized Shares

Any authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Holders of common stock have no preferential rights to purchase any of the additional shares of common stock when additional shares are issued.

Potential Adverse Effects of Increase in Authorized Common Stock

The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce stockholders’ equity per share and may reduce the percentage ownership of common stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

Vote Required and Board Recommendation

Approval of the Amendment to our Articles of Incorporation to increase our authorized shares of common stock from 13,500,000 to 25,000,000 requires the affirmative vote of the majority of the voting power of the shares issued and outstanding as of the record date, and abstentions and broker non-votes have the same legal effect as a vote cast against this proposal.

The Board unanimously recommends a vote FOR the approval of the Amendment to our Articles of Incorporation to increase our authorized shares of common stock from 13,500,000 to 25,000,000.

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PROPOSAL 3 – APPROVAL OF AMENDMENT TO THE LIGHTBRIDGE CORPORATION 2020 OMNIBUS INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the Lightbridge Corporation 2020 Omnibus Incentive Plan (the “2020 Plan”) to increase the number of shares that may be issued thereunder from 650,000 shares to 1,100,000 shares. The Compensation Committee, pursuant to authority delegated by the Board, has approved the amendment of the 2020 Plan, subject to approval from stockholders at the annual meeting.

The Company believes strongly that the approval of the amendment of the 2020 Plan will enable the Company to continue to use the 2020 Plan to achieve our goals in attracting and retaining one of our most valuable assets: our employees. Long-term incentives have been a critical component of our compensation programs and are intended to reward our employees for long-term sustained performance that is aligned with stockholder interests. The 2020 Plan is designed to assist in recruiting, motivating, and retaining talented employees who help us achieve our business goals, including creating long-term value for stockholders. The Company believes that employees who have a stake in the future success of our business become highly motivated to achieve our long-term business goals and increase stockholder value.

The 2020 Plan was originally adopted on March 9, 2020 and approved by our stockholders at the 2020 annual meeting. Approval of the amendment of the 2020 Plan is needed to replenish the pool of shares available for the grant of stock-based compensation, and approximately 78,000 shares remain available under the 2020 Plan as of the date of this proxy statement. The Company’s named executive officers and directors have an interest in this proposal due to their participation in the 2020 Plan. If stockholder approval is not obtained, we will not be able to grant additional equity awards under the 2020 Plan beyond those approximately 78,000 shares that remain available and any additional shares that may become available under the 2020 Plan upon the expiration, termination or other surrender, cancellation, forfeiture, or repurchase at their original issuance price pursuant to a contractual repurchase right, of outstanding awards.

Highlights of the 2020 Plan

•	No Evergreen Share Increases. There is no annual increase in the number of shares available for issuance under the 2020 Plan.

•

No Liberal Share Recycling Related to Options or Stock Appreciation Rights. The 2020 Plan prohibits the re-granting of (i) shares withheld or delivered to satisfy the exercise price of an option or stock appreciation right (“SAR”) or to satisfy tax withholding obligations associated with an option or SAR, (ii) shares that were subject to an SAR and not issued upon the net settlement or net exercise of such award, or (iii) shares repurchased on the open market using proceeds from the exercise of an award.

•	No Repricing of Awards without Stockholder Approval. The 2020 Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.

•	No Discounted Options or SARs. All options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.

•

No Reload Options or SARs. No options or SARs granted under the 2020 Plan may contain a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR.

•	No Dividend Equivalents on Options or SARs. No options or SARs granted under the 2020 Plan may provide for the payment or accrual of dividend equivalents.

•

Double-Trigger Vesting Upon a Change in Control; No “liberal” Change in Control Definition. Awards granted under the 2020 Plan are subject to double-trigger vesting provisions upon a change in control. This means that rather than vesting automatically upon a change in control, such awards will be subject to accelerated vesting only in the event of a qualifying termination following a change in control. The change in control definition in the 2020 Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a transaction. A change in control must actually occur in order for the change in control provisions in the 2020 Plan be triggered.

•

Limit Applicable to Non-Employee Directors. The maximum amount of equity compensation (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in his or her capacity as a non-employee director in any fiscal year may not exceed $400,000. Exceptions to this limitation may only be made by the Compensation Committee in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

•

Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment to the 2020 Plan that would (i) materially increase the number of shares authorized, (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate.

•	Administered by an Independent Committee. The 2020 Plan is administered by the Compensation Committee, which is made up entirely of independent directors.

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Description of the 2020 Plan

The following is a brief summary of the 2020 Plan, a copy of which, reflecting the Amendment, is attached as Appendix A to this proxy statement. References to our Board of Directors in this summary shall include the Compensation Committee or any similar committee appointed by our Board of Directors to administer the 2020 Plan.

Types of Awards; Shares Available for Awards; Share Counting Rules

The 2020 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock, restricted stock units, and other stock-based and cash-based awards as described below, which we collectively refer to as awards.

Subject to adjustment in the event of stock splits, stock dividends, or similar events, awards may be made under the 2020 Plan (any or all of which awards may be in the form of incentive stock options) for up to the sum of (i) 650,000 shares of common stock, or 1,100,000 following effectiveness of the Amendment and (ii) such additional number of shares of common stock as is equal to the sum of (x) the number of shares of common stock reserved for issuance under the 2015 Plan that remain available for grant under the 2015 Plan immediately prior to the date that the 2020 Plan is approved by the our stockholders and (y) the number of shares of common stock subject to awards granted under the 2015 Plan and the 2006 Plan, which awards expire, terminate, or are otherwise surrendered, cancelled, forfeited, or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code).

The 2020 Plan provides that the maximum amount of equity compensation (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in his or her capacity as a non-employee director in any fiscal year may not exceed $400,000. Exceptions to this limitation may only be made by the Compensation Committee in extraordinary circumstances, provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. For the avoidance of doubt, the foregoing limitation does not apply to cash compensation paid to non-employee directors, nor to awards granted under the 2020 Plan to non-employee directors in their capacity as consultants or advisors to us.

For purposes of counting the number of shares available for the grant of awards under the 2020 Plan and the sublimit of the 2020 Plan, all shares of common stock covered by SARs will be counted against the number of shares available for the grant of awards and against the sublimit of the 2020 Plan. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that a restricted stock unit award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the 2020 Plan. In addition, if we grant an SAR in tandem with an option for the same number of shares of our common stock and provide that only one such award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the 2020 Plan.

Shares covered by awards under the 2020 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of awards under the 2020 Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of an SAR, the number of shares counted against the shares available for the grant of awards and against the sublimit of the 2020 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

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Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an option or SAR or to satisfy tax withholding obligations in connection with an option or SAR (including shares retained from the option or SAR creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the 2020 Plan. Shares delivered to us from awards of restricted stock, restricted stock units, and other stock-based awards to satisfy tax withholding in connection with such award granted under the 2020 Plan or any prior plan (including shares retained from the restricted stock, restricted stock unit, or other stock-based award creating the tax obligation) will be added back to the number of shares available for the future grant of awards under the 2020 Plan. Shares purchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for future grant of awards.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our Board of Directors may grant awards under the 2020 Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our Board of Directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2020 Plan. Any such substitute awards shall not count against the overall share limits or the sublimit of the 2020 Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the option grant. An option that is not intended to be an “incentive stock option” is a “nonstatutory stock option”. Options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our Board of Directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the 2020 Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries). The 2020 Plan permits participants to pay the exercise price of options using one or more of the following methods of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable option agreement or approved by our Board of Directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable option agreement or approved by our Board of Directors, and subject to certain conditions, by delivery of shares of common stock to us owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option agreement or approved by our Board of Directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by our Board of Directors, by any other lawful means, provided that in no event may a promissory note be used to pay the option exercise price, or (vi) by any combination of these forms of payment as approved by our Board of Directors. No option granted under the 2020 Plan may contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option. No options granted under the 2020 Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights. An SAR is an award entitling the holder, upon exercise, to receive a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The 2020 Plan provides that the measurement price of an SAR may not be less than the fair market value of our common stock on the date the SAR is granted (provided, however, that if our Board of Directors approves the grant of an SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of ten years. No SARs granted under the 2020 Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the 2020 Plan may provide for the payment or accrual of dividend equivalents.

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Limitation on Repricing of Options or SARs. With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the 2020 Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the 2020 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2020 Plan) and grant in substitution therefor new awards under the 2020 Plan (other than certain substitute awards issued in connection with an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the 2020 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares or at such other time as the Board of Directors shall determine and set forth in the applicable restricted stock award agreement.

Restricted Stock Unit Awards. Restricted stock units, or RSUs, entitle the recipient to receive shares of our common stock, or cash equal to the fair market value of such shares, to be delivered as soon as practicable after the time such award vests pursuant to the terms and conditions established by our Board of Directors. Our Board of Directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. Our Board of Directors may provide that a grant of RSUs may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded, in each case, as set forth in the applicable award agreement.

Other Stock-Based and Other Cash-Based Awards. Under the 2020 Plan, our Board of Directors may grant other awards of shares of our common stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our Board of Directors may determine. We refer to these types of awards as other stock-based awards. The Company may also grant awards denominated in cash rather than shares of commons stock, which we refer to as other cash-based awards. Other stock-based and other cash-based awards may be available as a form of payment in settlement of other awards granted under the 2020 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our Board of Directors may determine. The award agreement of an other stock-based or other cash-based award may provide the holder of such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based or other cash-based award with respect to which they are awarded, in each case as set forth in the applicable award agreement.

Performance Conditions. Our Board of Directors may specify that the degree of granting, vesting and/or payout of any award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by the Board of Directors, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board of Directors): (i) cash flow, (ii) cost initiatives, (iii) debt ratios and other measures of credit quality or liquidity, (iv) earnings, (v) earnings per share, (vi) economic profit, (vii) economic value added, (viii) enterprise value, (ix) free cash flow, (x) margins (gross or net), (xi) market share, (xii) market value, (xiii) net income, (xiv) operating income, (xv) return on assets, capital, equity, or investment, (xvi) revenue (gross or net), (xvii) stock price, (xviii) strategic objectives, (xix) total stockholder return, (xx) improvements in capital structure, (xxi) budget and expense management, (xxii) expense targets, (xxiii) earnings before interest, taxes, depreciation, and amortization, (xxiv) safety record, (xxv) completion of acquisitions or business expansion, (xxvi) achieving research and development goals and milestones, (xxvii) achieving product commercialization goals, or (xxviii) any other measure selected by the Board. These goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board of Directors may specify that such performance measures will be adjusted to exclude any one or more of (A) extraordinary or non-recurring items, (B) gains or losses on the dispositions of discontinued operations, (C) the cumulative effects of changes in accounting principles, (D) the writedown of any asset, (E) fluctuation in foreign currency exchange rates, (F) charges for restructuring and rationalization programs, (G) non-cash, mark-to-market adjustments on derivative instruments, (H) amortization of purchased intangibles, (I) the net impact of tax rate changes, (J) non-cash asset impairment charges, (K) executive transition costs, (L) compensation expenses, or (M) any other factors as the Board may determine. Such performance measures: (x) may vary by participant and may be different for different awards; (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works; and (z) may cover such period as may be specified by the Board of Directors. The Board of Directors will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Our Board of Directors may adjust the cash or number of shares payable pursuant to a performance award, and the Board of Directors may, at any time, waive the achievement of the applicable performance measures, including in the case of the death or disability of the participant or a change in control of the Company. Any dividends or dividend equivalents granted in connection with performance awards shall be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are granted.

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Eligibility to Receive Awards

All of the company’s employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the 2020 Plan. For this purpose, “company” includes all present and future parent and subsidiary corporations, and any other business venture in which we have a controlling interest, as determined by our Board of Directors (subject to limitations under Section 409A of the Code). However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities, the employees of which are eligible to receive incentive stock options under the Code.

No Rights as a Stockholder; Clawback

No participant shall have any rights as a stockholder with respect to any shares of common stock to be issued with respect to an award granted under the 2020 Plan until becoming a record holder of such shares, subject to the terms of an award agreement. In accepting an award under the 2020 Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future.

Plan Benefits

As of the date of this proxy statement, approximately 14 persons were eligible to receive awards under the 2020 Plan, including the Company’s four employees (excluding officers), three officers (all of whom are also employees), four non-employee directors (excluding our Chief Executive Officer, who is an officer) and three consultants. As of the date of this proxy statement, the Company had no advisors. The granting of awards under the 2020 Plan is discretionary, and the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On August 25, 2022, the last reported sale price of our common stock on the Nasdaq Capital Market was $6.07.

Administration

The 2020 Plan is administered by our Board of Directors. Our Board of Directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines, and practices relating to the 2020 Plan that it deems advisable and to construe and interpret the provisions of the 2020 Plan and any award agreements entered into under the 2020 Plan. Our Board of Directors may correct any defect, supply any omission, or reconcile any inconsistency in the 2020 Plan or any award. All actions and decisions by our Board of Directors with respect to the 2020 Plan and any awards made under the 2020 Plan will be made in our Board of Directors’ discretion and will be final and binding on all persons having or claiming any interest in the 2020 Plan or in any award.

Pursuant to the terms of the 2020 Plan, our Board of Directors may delegate any or all of its powers under the 2020 Plan to one or more committees or subcommittees of our Board of Directors. Subject to the requirements of applicable law, the Board of Directors may delegate to one or more officers of the Company the power to grant awards to employees or officers of the Company and to exercise such other powers under the 2020 Plan as the Board of Directors may determine; provided, however, that the Board of Directors shall fix the terms of awards to be granted by such officers (including the exercise price of such awards, which may include a formula by which the exercise price will be determined), the maximum number of shares subject to awards that the officers may grant, and the time period in which the awards may be granted; and, provided further, that no officer will be authorized to grant awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, or to any “officer” of the Company (as defined in Rule 16a-1 under the Exchange Act)).

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Subject to any applicable limitations contained in the 2020 Plan, the Board of Directors, the Compensation Committee, or any other committee or officer to whom the Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Each award under the 2020 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our Board of Directors need not treat participants uniformly. Our Board of Directors will determine the effect on an award of the disability, death, termination, or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian, or designated beneficiary) may exercise rights or receive any benefits under an award. The Board of Directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our Board of Directors, to (i) the number and class of securities available under the 2020 Plan, (ii) the share counting rules set forth in the 2020 Plan, (iii) the sublimit contained in the 2020 Plan, (iv) the number and class of securities and exercise price per share of each outstanding option, (v) the share- and per-share provisions and the measurement price of each outstanding SAR, (vi) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vii) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award.

We will indemnify and hold harmless each director, officer, employee, or agent to whom any duty or power relating to the administration or interpretation of the 2020 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our Board of Directors’ approval) arising out of any act or omission to act concerning the 2020 Plan unless arising out of such person’s own fraud or bad faith.

Amendment of awards. Except as otherwise provided under the 2020 Plan with respect to repricing outstanding stock options or SARs, our Board of Directors may amend, modify, or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our Board of Directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2020 Plan or the change is otherwise permitted under the terms of the 2020 Plan in connection with a change in capitalization or reorganization event.

Amendment or Termination

No award may be granted under the 2020 Plan after September 3, 2030, but awards previously granted may extend beyond that date. Our Board of Directors may amend, suspend or terminate the 2020 Plan or any portion of the 2020 Plan at any time, except that (i) no amendment may be made to the plan to permit an option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we then maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which we then maintain our primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our common stock is not then listed on any national securities exchange), no amendment of the 2020 Plan materially increasing the number of shares authorized under the plan, expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until the our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our Board of Directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2020 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the 2020 Plan at the time the amendment is adopted, provided that our Board of Directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2020 Plan. No award will be made that is conditioned on stockholder approval of any amendment to the 2020 Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.

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Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally arise with respect to awards granted under the 2020 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the 2020 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. The Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

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New Plan Benefits and Previously Awarded Options

The future awards, if any, that will be made to eligible persons under the 2020 Plan are subject to the discretion of the Board of Directors and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants, officers, and non-employee directors under the 2020 Plan. Therefore, a new plan benefits table is not provided.

Previously Awarded Stock Options and Restricted Stock Awards

The following table sets forth information with respect to all outstanding stock options and restricted stock awards granted under the 2020 Plan during fiscal 2021, to the persons named below.

	Stock Options		Restricted Stock Awards(1)
Named Executive Officers	No. of shares	Grant date fair value	No. of units	Grant date fair value
Seth Grae	—	—	48,355	$516,910
Andrey Mushakov	—	—	30,158	$322,394
Larry Goldman	—	—	27,901	$298,260
All current executive officers, as a group (3 persons)	—	—	106,414	$1,137,564
All current employees, excluding current executive officers, as a group (5 persons) (1)	—	—	82,174	$878,442
All current non-employee directors, as a group (6 persons)	—	—	—	$—

________

(1)	For purposes of this table, “current employees” includes any consultants eligible to participate in the 2020 Plan.

The Board recommends a vote FOR the approval of the Amendment to the 2020 Omnibus Incentive Plan.

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PROPOSAL 4 – RATIFICATION OF AN AMENDMENT TO THE AMENDED AND RESTATED BYLAWS OF LIGHTBRIDGE CORPORATION TO AMEND THE DEFINITION OF A QUORUM

Article II, Section 2.10 of the Bylaws of the Company previously required a majority of the voting power, which included the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, to constitute a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting required a greater proportion. On November 4, 2021, the Board of Directors approved an amendment to the Amended and Restated Bylaws of the Company (the “Quorum Amendment”) to reduce the quorum required for meetings of stockholders from a majority to one-third of the voting power. The Board also approved submission of the ratification of the Quorum Amendment to the Company’s stockholders at the Company’s 2022 annual meeting of stockholders.

Pursuant to Article VI, Section 6.6 of the Bylaws, except as otherwise provided in the Articles of Incorporation, the Board of Directors is expressly authorized (in furtherance and not in limitation of the powers conferred by statute) to amend, repeal, or rescind any provision of these Bylaws or to adopt new bylaws.

The Board of Directors believed that it was in the Company’s best interest to amend the Bylaws to decrease the quorum requirement for all meetings of stockholders to the holders of one-third of the outstanding shares of stock entitled to vote at all meetings of the stockholders for the transaction of business, present in person, or represented by proxy and approved the Quorum Amendment on November 4, 2021.

The Board believes that without the Quorum Amendment, there would be an increasing danger that the Company would not be able to obtain a quorum at future stockholder meetings, thus hindering the Company’s ability to conduct business. Due to the size and how dispersed the Company’s stockholder base is, and the decision of many brokerage firms, such as Charles Schwab and TD Ameritrade, to eliminate discretionary voting even for “routine” matters, it had become increasingly more difficult to obtain a quorum consisting of a majority of the voting power of the issued and outstanding shares of common stock at stockholder meetings. Without a quorum, the Company cannot convene meetings of stockholders, and the Company may not be able to, among other things, satisfy the Nasdaq requirement to hold an annual meeting of stockholders each year, elect directors, alter or amend its stock incentive plans, conduct certain types of mergers and acquisitions, or raise capital in certain types of transactions. The Board believes that the Quorum Amendment will increase the likelihood that the Company will be able to obtain a quorum at stockholder meetings.

Ratification of the Quorum Amendment requires the affirmative vote of a majority of the votes cast at the annual meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

Although the adoption and implementation of the Quorum Amendment does not require the approval of the Company’s stockholders, we are submitting the Quorum Amendment to the Company’s stockholders for ratification of our Board of Directors’ approval thereof, in order to provide the Company’s stockholders an opportunity to express their views on this matter. The stockholder vote on this matter will be considered advisory in nature and not binding on us, but will be considered by our Board of Directors when it determines whether to retain the provisions of the Quorum Amendment or to revert to the prior quorum standard.

The forgoing description of the Quorum Amendment is qualified in its entirety by reference to the text of the Amended and Restated Bylaws of the Company, as amended by the Quorum Amendment, which were filed as an exhibit to the Company’s Quarterly Report on Form 10-Q on November 8, 2021.

The Board recommends a vote FOR the ratification of an amendment to the amended and restated bylaws of Lightbridge Corporation to amend the definition of a quorum.

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PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is advisory and therefore not binding on the Company, the Compensation Committee, or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

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PROPOSAL 6 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected BDO USA, LLP (“BDO”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

We are asking our stockholders to ratify the selection of BDO as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by BDO that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of BDO will be available during the virtual annual meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the virtual annual meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed to us by BDO during the fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees	$235,332	$237,231
Audit Related Fees	—	—
Tax Fees	13,007	16,735
All Other Fees	—	—
Total	$248,339	$253,966

Audit Fees consist of professional services rendered for the audit of our annual financial statements included in our Form 10-K, reviews of the unaudited interim financial statements included in our Forms 10-Q and comfort letters and consents for financing and various SEC filings.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the professional services rendered for tax compliance, tax advice, and tax planning. Included in such Tax Fees are fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by BDO USA, LLP and not otherwise included in Audit Fees, Audit Related Fees, or Tax Fees.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and permissible non-audit services provided by our auditors must be approved in advance by our Audit Committee to ensure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Audit Committee pre-approved all of the services provided by the Company’s independent registered public accounting firm, BDO USA, LLP, in the year ended December 31, 2021.

The Board recommends a vote FOR ratification of the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

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OTHER MATTERS

Stockholder Proposals for the 2023 Annual Meeting

For a stockholder proposal (other than a director nomination) to be considered for inclusion in the Company’s proxy statement for the 2023 annual meeting of stockholders, the Company’s Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on May 8, 2023 or a reasonable time before the Company begins to print and send its proxy materials for the 2023 annual meeting if the date of the 2023 annual meeting is more than 30 days from October 27, 2023, unless the Company notifies stockholders otherwise. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding stockholder proposals. The submission of a proposal in accordance with these requirements does not guarantee that we will include the proposal in our proxy statement or on our proxy card. Proposals should be addressed to the Corporate Secretary of Lightbridge Corporation at 11710 Plaza America Drive, Suite 2000, Reston, VA 20190.

For a stockholder proposal (including a director nomination) outside of the Company’s proxy statement to be properly brought before the stockholders at our 2023 annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice in accordance with such bylaws, which, in general, require that the notice be received by the Company’s Corporate Secretary: (i) no earlier than the close of business on June 29, 2023, and (ii) no later than the close of business on July 29, 2023. If the date of the 2023 annual meeting is moved more than 30 days before or more than 70 days after October 27, 2023, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement must be received no earlier than the close of business 120 days prior to the 2023 annual meeting and not later than the close of business on the later of (a) 90 days prior to the 2023 annual meeting, or (b) 10 days after public announcement of the annual meeting date.

Annual Report on Form 10-K

We will provide without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Lightbridge Corporation, c/o Corporate Secretary, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

Other Business

As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the annual meeting other than the election of directors, approval of the amendment to our Articles of Incorporation to increase number of shares of authorized common stock, the amendment to the 2020 Plan to increase the number of shares available for issuance thereunder, ratification of the amendment to the Company’s Amended and Restated Bylaws, the advisory vote on executive compensation and the ratification of the appointment of the independent auditors. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

Dated: September 1, 2022

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APPENDIX A

LIGHTBRIDGE CORPORATION

PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION

Section 4 of the Articles of Incorporation of Lightbridge Corporation shall be amended and restated as follows:

4. Authorized Capital. The aggregate number of shares that the corporation will have authority to issue is thirty-five million (35,000,000), of which twenty-five million (25,000,000) shares will be common stock, with a par value of $0.001 per share, and ten million (10,000,000) shares will be preferred stock, with a par value of $0.001 per share. This preferred stock may be divided into and issued in series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The board of directors of the corporation is authorized, within any limitations prescribed by law, to fix and determine the designations, qualifications, preferences, limitations and terms of the shares of any series of preferred stock.

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APPENDIX B

LIGHTBRIDGE CORPORATION

2020 OMNIBUS INCENTIVE PLAN, AS AMENDED

1.	Purpose

The purpose of this 2020 Omnibus Incentive Plan (the “Plan”) of Lightbridge Corporation, a Nevada corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and cash and equity performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”); provided, however, that such other business ventures shall be limited to entities that, where required by Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7) and Other Stock-Based and Cash-Based Awards (each as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. Subject to any requirements of applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined), the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

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4.	Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:

(A) 1,100,000 shares of Common Stock; and

(B) such additional number of shares of Common Stock as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2015 Equity Incentive Plan (as amended, the “2015 Plan”) that remain available for grant under the 2015 Plan immediately prior to the date that the Plan is approved by the Company’s stockholders (the “Effective Date”) and (y) the number of shares of Common Stock subject to awards granted under the 2015 Plan and the Company’s 2006 Stock Plan (as amended, “2006 Plan”) the which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right in each case after the Effective Date (subject, however, in the case of Incentive Stock Options to any limitations under the Code).

Any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Effective as of the Effective Date, the Company may not grant any further awards under the 2015 Plan.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a) and under the sublimit contained in Section 4(b):

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimit contained in Section 4(b); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimit contained in Section 4(b) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Options and SARs (including shares retained from the Option or SAR creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; provided, for the avoidance of doubt, that shares of Common Stock retained from awards other than Options and SARs to satisfy tax withholding obligations with respect to such awards, whether granted under this Plan, the 2015 Plan or the 2006 Plan, shall be added to the number of shares available for the future grant of Awards under this Plan; and

(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

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(b) Limit on Non-Employee Director Compensation. The maximum aggregate amount of value (calculated based on grant date fair value for financial reporting purposes) of Awards granted in any fiscal year to any individual non-employee director in his or her capacity as a non-employee director shall not exceed $400,000; provided, however, that the Compensation Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limit does not apply to cash compensation paid to non-employee directors, nor does it apply to Awards granted under the Plan to non-employee directors who are also serving as consultants or advisors to the Company.

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Lightbridge Corporation, any of Lightbridge Corporation’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the applicable date; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the applicable date as reported by an over-the-counter marketplace designated by the Board; or

(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.

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(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by or in a manner approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board, and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by or in a manner approved by the Board) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; provided, however, that in no event may a promissory note of the Participant be used to pay the Option exercise price; or

(6) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by or in a manner approved by the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.

(h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.

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6.	Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by or in a manner approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by or in a manner approved by the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the rules of the NASDAQ Stock Market.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7.	Restricted Stock; RSUs

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

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(d) Additional Provisions Relating to RSUs.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by or in a manner approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the Award agreement and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.

8.	Other Stock-Based and Other Cash-Based Awards

(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the Award agreement and shall be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.

9.	Performance Awards

(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: (i) cash flow, (ii) cost initiatives, (iii) debt ratios and other measures of credit quality or liquidity, (iv) earnings, (v) earnings per share, (vi) economic profit, (vii) economic value added, (viii) enterprise value, (ix) free cash flow, (x) margins (gross or net), (xi) market share, (xii) market value, (xiii) net income, (xiv) operating income, (xv) return on assets, capital, equity or investment, (xvi) revenue (gross or net), (xvii) stock price, (xviii) strategic objectives, (xix) total stockholder return, (xx) improvements in capital structure, (xxi) budget and expense management, (xxii) expense targets, (xxiii) earnings before interest, taxes, depreciation and amortization, (xxiv) safety record, (xxv) completion of acquisitions or business expansion, (xxvi) achieving research and development goals and milestones, (xxvii) achieving product commercialization goals or (xxviii) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of (A) extraordinary or non-recurring items, (B) gains or losses on the dispositions of discontinued operations, (C) the cumulative effects of changes in accounting principles, (D) the writedown of any asset, (E) fluctuation in foreign currency exchange rates, (F) charges for restructuring and rationalization programs, (G) non-cash, mark-to-market adjustments on derivative instruments, (H) amortization of purchased intangibles, (I) the net impact of tax rate changes, (J) non-cash asset impairment charges, (K) executive transition costs, (L) compensation expenses or (M) any other factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

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(c) Dividends; Dividend Equivalents. Subject to Sections 5(i) and 6(g), Performance Awards may provide Participants with the right to receive Unvested Dividends or Dividend Equivalents, as applicable. Unvested Dividends or Dividend Equivalents will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the Award agreement and shall be subject to the same restrictions on transfer and forfeitability as the Performance Award with respect to which paid. No interest will be paid on Unvested Dividends or Dividend Equivalents.

(d) Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures, including in the case of the death or disability of the Participant or a change in control of the Company.

10.	Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

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(B) Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

(c) Change of Control.

(1) Definitions.

(A) “Affiliate” shall mean with respect to the Company, (i) any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including without limitation, any subsidiary, and (ii) any corporation or other entity controlling, controlled by, or under common control with the Company, including any member of an affiliated group of which the Company is a common parent corporation or subsidiary corporation (within the meaning of Section 424 of the Code).

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(B) “Change of Control” shall mean:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) or (B) of paragraph (iv) below; or;

(ii) the acquisition by any Person of the right to (A) elect or (B) nominate for election a majority of the members of the Company’s Board;

(iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”); provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything herein to the contrary, to the extent required for an Award to comply with Section 409A, it shall be required that any event constituting a “Change of Control” under the foregoing definition also constitute a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i).

(C) “Cause” shall mean, as determined by the Board or the Company, as applicable, and unless otherwise provided in an employment, consulting or other services agreement, if any, between the Participant and the Company or an Affiliate, (i) gross negligence or willful misconduct in the performance of the material duties and services required for the Participant’s position with the Company or an Affiliate; (ii) Participant’s conviction or plea of nolo contendere for any crime involving moral turpitude or a felony; (iii) Participant’s commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of Participant at the expense of the Company or any Affiliate; (iv) Participant’s willful and material violation of the written policies of the Company or any Affiliate as in effect from time to time, Participant’s willful breach of a material obligation of Participant to the Company pursuant to Participant’s duties and obligations under the Company’s Bylaws or Participant’s willful and material breach of a material obligation of Participant to the Company or any Affiliate pursuant to any plan, award, agreement or arrangement between the Participant and the Company or any Affiliate.

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(D) “Good Reason” shall mean, unless otherwise provided in an employment, a consulting or other services agreement, if any, between the Participant and the Company or an Affiliate, (i) material reduction in the Participant’s base compensation, (ii) a material diminution of the Participant’s duties, authority or responsibilities, (iii) material relocation of the Participant’s primary place of performing services or (iv) a material breach by the Company or an Affiliate of any term of any employment, consulting or other services agreement, if any, between the Participant and the Company or an Affiliate. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute Good Reason unless (x) the Participant gives the Company notice of termination no more than 90 days after the initial existence of such event or circumstance, (y) such event or circumstance has not been fully corrected and the Participant has not been reasonably compensated for any losses or damages resulting therefore within 30 days of the Company’s receipt of the notice and (z) the Participant’s termination of employment actually occurs within six months following the Company’s receipt of such notice.

(2) Consequences of a Change of Control on Awards other than Restricted Stock. Notwithstanding the provisions of Section 10(b), except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company or an Affiliate and the Participant, each Award other than Restricted Stock shall become immediately exercisable, realizable, or deliverable in full or restrictions applicable to such Awards shall lapse in full if, on or prior to the first anniversary of the date of the Change of Control, the Participant’s employment with the Company or an Affiliate or an acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or an Affiliate or the acquiring or succeeding corporation.

(3) Consequences of a Change of Control on Restricted Stock. Notwithstanding the provisions of Section 10(b), except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company or an Affiliate and the Participant, each Award of Restricted Stock shall become immediately free from all conditions and restrictions if, on or prior to the first anniversary of the date of the Change of Control, the Participant’s employment with the Company or an Affiliate or an acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or an Affiliate or the acquiring or succeeding corporation.

11.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

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(d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e) Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) related to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(c) Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor 6(e) requiring stockholder approval of any option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

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(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i), in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Nevada.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com

LIGHTBRIDGE CORPORATION 11710 PLAZA AMERICA DRIVE, STE 200 RESTON, VA 20190

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LTBR2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 26, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D42940-P53547	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIGHTBRIDGE CORPORATION
		For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends you vote FOR the following:		All	All	Except	nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors	☐	☐	☐

Nominees:

	01) Seth Grae 02) Thomas Graham, Jr. 03) Sweta Chakraborty	04) Jesse Funches 05) Daniel B. Magraw 06) Mark Tobin

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.					For	Against	Abstain

2.	Approval of an amendment to the Articles of Incorporation of the Company to increase the authorized shares of common stock.				☐	☐	☐

3.	Approval of an amendment to the 2020 Omnibus Incentive Plan.				☐	☐	☐

4.	Ratification of an amendment to the Amended and Restated Bylaws of the Company to amend what constitutes a quorum for meetings of stockholders.				☐	☐	☐

5.	Advisory non-binding vote for the approval of the Company’s executive compensation.				☐	☐	☐

6.	Ratification of BDO USA, LLP as the Company’s independent registered public accountants for fiscal year 2022.				☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D86485-P75741FOR

LIGHTBRIDGE CORPORATION

Annual Meeting of Stockholders

October 27, 2022 11:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder of Lightbridge Corporation, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated September 1, 2022, and hereby constitutes and appoints Seth Grae and Thomas Graham, Jr., or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s common stock, which the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders to be held on October 27, 2022, and at any adjournment or postponement thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK, FOR THE APPROVAL OF AN AMENDMENT TO THE 2020 OMNIBUS INCENTIVE PLAN, FOR THE RATIFICATION OF AN AMENDMENT TO THE AMENDED AND RESTATED BYLAWS OF THE COMPANY TO AMEND WHAT CONSTITUES A QUORUM FOR MEETINGS OF STOCKHOLDERS, FOR THE ADVISORY NON-BINDING VOTE FOR THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2022. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED SEPTEMBER 1, 2022 IS UNABLE TO SERVE OR WILL NOT SERVE.

Continued and to be signed on reverse side